                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
                                                  Estimated average burden
                                                  hours per response.......19.3
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5410
                                  ---------------------------------------------

                              ING Prime Rate Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)          (Zip code)

          C T Corporation System, 101 Federal Street, Boston, MA 02110
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: February 29
                        --------------------------
Date of reporting period: February 29, 2004
                         -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT


ANNUAL REPORT


FEBRUARY 29, 2004


ING PRIME
RATE TRUST

[GRAPHIC]

[ING FUNDS LOGO]

                              ING PRIME RATE TRUST


                                  ANNUAL REPORT

                                February 29, 2004

                                    ---------

                                Table of Contents

Portfolio Managers' Report                                 2

Independent Auditors' Report                               7

Statement of Assets and Liabilities                        8

Statement of Operations                                    9

Statements of Changes in Net Assets                       10

Statement of Cash Flows                                   11

Financial Highlights                                      12

Notes to Financial Statements                             13

Portfolio of Investments                                  20

Shareholder Meeting Information                           40

Additional Information                                    41

Tax Information                                           43

Trustee and Officer Information                           44

                              ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Prime Rate Trust (the "Trust") is a diversified, closed-end investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans.

                            PORTFOLIO CHARACTERISTICS
                             AS OF FEBRUARY 29, 2004

Net Assets                                           $  1,010,325,441

Total Assets                                         $  1,692,510,327

Assets Invested in
Senior Loans                                         $  1,632,623,334

Senior Loans Represented                                          368

Average Amount Outstanding
per Loan                                             $      4,436,476

Industries Represented                                             39

Average Loan Amount
per Industry                                         $     41,862,137

Portfolio Turnover Rate                                            87%

Weighted Average Days to
Interest Rate Reset                                                42

Average Loan Final Maturity                                 54 months

Total Leverage as a Percentage
of Total Assets
(including Preferred Shares)                                    39.88%

PEFORMANCE SUMMARY

The Trust declared $0.42 of dividends during the fiscal year ended February 29, 2004. Based on the average month-end net asset value ("NAV") per share of $7.17, this resulted in an annualized distribution rate of 5.95%(1) for the year. The Trust's total return for the fiscal year, based on NAV, was 15.72%, versus a total return on the S&P/LSTA Leveraged Loan Index of 9.40% for the same period. The total market value return (based on full reinvestment of dividends) for the Trust's common shares during the fiscal year was 28.77%.

MARKET OVERVIEW

The non-investment grade loan market closed out the twelve-month period ended February 29, 2004 in robust fashion, driven by bullish investor sentiment and the continuation of several positive trends, both macroeconomic and specific to credit markets. Although sustained job creation still appears elusive at this point, revitalization of the U.S. economy has clearly taken hold, as evidenced by above-consensus gross domestic product numbers during recent quarters, and stronger than expected corporate earnings across many key industry sectors. Importantly, an improved economic outlook played a significant role in the effective re-opening of debt capital markets to a broader spectrum of non-investment grade borrowers. At the corporate level, although top-line revenue growth remains difficult to come by during this period of muted pricing power and intense global competition, in general, corporate executives continue to do the right things, I.E., lower production costs, improve productivity, and address liquidity concerns via renewed access to capital. These factors, taken as a whole, propelled the leveraged loan market to record returns during 2003 with continued momentum into the first quarter of 2004.

PORTFOLIO OVERVIEW

Against the backdrop of an increasingly strong loan market, we continued during the fiscal year to emphasize industries and individual loan positions that we believe offer value. Cable television and wireless communications finished out the fiscal year as the Trust's two largest industry sectors, primarily on the basis of offering attractive returns for the underlying risk. During the fiscal year, several of the Trust's larger individual holdings from these two sectors benefited from fundamental credit improvement. Specifically, Charter Communications Operating, LLC reported several quarters in which it met or exceeded analyst expectations, and in doing so, the third largest cable television provider in the U.S. has effectively regained access to much needed capital in order to address specific balance sheet issues. As a result, the price of the company's term loans have returned to near-par levels. Charter's resurgence also directly impacted, in a favorable manner, the loans of Adelphia Communications and its subsidiaries, the country's fifth largest cable operator. Although Adelphia continues to work through a very complex Chapter 11 bankruptcy proceeding, the market value of the company's debt obligations continues to point to a full recovery to lenders upon exit from bankruptcy. We continue to monitor this situation closely.

                         TOP TEN INDUSTRY SECTORS AS OF
                             FEBRUARY 29, 2004 AS A
                                 PERCENTAGE OF:

                                                                TOTAL      NET
                                                               ASSETS    ASSETS
                                                               ------    ------
Cable Television                                                 11.9%     20.0%
Cellular Communications                                           9.1%     15.2%
Healthcare, Education and
 Childcare                                                        6.5%     11.0%
Printing and Publishing                                           6.4%     10.7%
Automobile                                                        5.2%      8.7%
Chemicals, Plastics and Rubber                                    4.5%      7.5%
Beverage, Food and Tobacco                                        4.2%      7.0%
Containers, Packaging and
 Glass                                                            4.0%      6.7%
Radio and TV Broadcasting                                         3.6%      6.0%
Leisure, Amusement,
 Entertainment                                                    3.4%      5.7%

Similarly, Nextel Communications ("Nextel"), the bellwether issuer in the non-investment grade wireless sector, turned in a succession of very strong quarters during the period under review and, during the Trust's fourth fiscal quarter, refinanced it's sizeable credit facility at attractive borrowing rates. We took this opportunity to reduce the Trust's overall exposure to Nextel. As in the recent past, Nextel's operational strength and capital markets activity has provided a catalyst to improved sentiment across the overall wireless sector, historically one of the Trust's largest.

While we proactively manage the Trust's largest exposures, we continue to maintain a high level of diversification of the portfolio, across both issuer and industry lines. As of February 29, 2004, the average individual position accounted for approximately 0.26% of the Trust's total assets, as compared to roughly 0.35% as of February 29, 2003. The average amount invested per industry was also reduced during the fiscal year, to approximately 2.47% of total assets, from 2.73% at the end of the year-ended February 28, 2003.

                           TOP TEN SENIOR LOAN ISSUERS
                             AS OF FEBRUARY 29, 2004
                               AS A PERCENTAGE OF:

                                                                TOTAL      NET
                                                               ASSETS    ASSETS
                                                               ------    ------
Charter Communications
 Operating, LLC                                                   4.0%      6.8%
Nextel Finance Company                                            3.7%      6.3%
Dex Media West, LLC                                               1.7%      2.8%
Conseco, Inc.                                                     1.5%      2.5%
Crown Castle Operating
 Company                                                          1.3%      2.2%
Wyndham International, Inc.                                       1.2%      2.1%
General Growth Properties                                         1.2%      2.0%
Olympus Cable Holdings, LLC                                       1.2%      2.0%
Paxson Communications
 Corporation                                                      1.1%      1.9%
Cincinnati Bell, Inc.                                             1.1%      1.8%

USE OF LEVERAGE

The Trust utilizes financial leverage to seek to increase the yield to the holders of common shares. As of February 29, 2004, the Trust had $450 million of "Aaa/AAA(2)" rated cumulative auction rate preferred shares outstanding, and $225 million of borrowings outstanding under $525 million in available credit facilities. Total leverage, as a percentage of total assets (including preferred shares), was 39.88% at year end. The use of leverage for investment purposes increases both investment opportunity and investment risk.

OUTLOOK

As we move further into 2004, loan investors, when analyzing their options, will seek to balance the prospects of an improving domestic economy with a supply/demand picture still heavily in favor of loan issuers. On one hand, the current environment has distinctly impacted existing loan prices in a favorable manner. On the other, it has also ushered in a period of unprecedented spread tightening, and made uncovering value a difficult proposition. While there is likely little upside left in loan prices at this point, fortunately, absent any significant external economic or geopolitical shocks, the downside also appears limited, at least for the foreseeable future. Default levels continue to drift lower, and a generational low in corporate borrowing rates, combined with historically strong investor demand for higher-yielding investments, has enabled many corporations to shore up balance sheets and thereby improve cash flow. Over the next few months, all eyes will be on the Federal Reserve as it determines when it is appropriate to increase short-term interest rates. Given the ultra-short duration of floating rate loans, an upward move in short-term rates would prove positive for the Trust's distributable yield.

We thank you for your investment in ING Prime Rate Trust.


/s/ Jeffrey A. Bakalar                        /s/ Daniel A. Norman
----------------------                        --------------------
SENIOR VICE PRESIDENT                         SENIOR VICE PRESIDENT
CO-SENIOR PORTFOLIO MANAGER                   CO-SENIOR PORTFOLIO MANAGER
AELTUS INVESTMENT MANAGEMENT, INC.            AELTUS INVESTMENT MANAGEMENT, INC.

ING Prime Rate Trust

April 4, 2004

(1) The distribution rate is calculated by annualizing dividends declared during the quarter and dividing the resulting annualized dividend by the Trust's average month-end net asset value (In the case of NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2) Obligations rated Aaa by Moody's Investors Service are judged to be of the highest quality, with minimal credit risk. An obligator rated `AAA' has extremely strong capacity to meet its financial commitments. `AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

[CHART]

            ING Prime Rate Trust     ING Prime Rate Trust     Credit Suisse First Boston
            at Market Value          at NAV                   Leveraged Loan Index
2/28/1994         $ 10,000                 $ 10,000                    $ 10,000
2/28/1995         $ 12,765                 $ 13,010                    $ 10,886
2/29/1996         $ 15,215                 $ 14,208                    $ 11,800
2/28/1997         $ 20,943                 $ 18,270                    $ 12,708
2/28/1998         $ 23,601                 $ 19,733                    $ 13,720
2/28/1999         $ 23,702                 $ 21,285                    $ 14,262
2/29/2000         $ 22,459                 $ 22,492                    $ 15,153
2/28/2001         $ 24,517                 $ 22,535                    $ 15,928
2/28/2002         $ 22,261                 $ 21,855                    $ 16,139
2/28/2003         $ 22,825                 $ 21,951                    $ 16,598
2/29/2004         $ 29,391                 $ 25,401                    $ 18,331

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED FEBRUARY 29, 2004

                                                                                               SINCE TRUST        SINCE INITIAL
                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS    INCEPTION(1)(2)    TRADING ON NYSE(3)
                                                 ------    -------    -------    --------    ---------------    ------------------
Based on Net Asset Value (NAV)                    15.72%    4.07%      3.59%       5.91%          6.87%                 --
Based on Market Value                             28.77%    6.23%      4.25%       7.08%            --                7.06%
Credit Suisse First Boston
  Leveraged Loan Index                            10.44%    4.80%      5.15%       6.25%            --                6.85%
S&P/LSTA Leveraged Loan Index(4)                   9.40%    4.95%      5.10%         --             --                  --

ASSUMES RIGHTS WERE EXERCISED AND EXCLUDES SALES CHARGES AND
COMMISSIONS(5),(6),(7)

(1) Inception Date -- May 12, 1988. Since inception return is not applicable since the Trust did not trade on the NYSE prior to March 9, 1992.
(2)  Reflects partial waiver of fees.
(3) Initial Trading on NYSE -- March 9, 1992. Since inception performance for the index is shown from 03/01/92.
(4)  Since inception performance for the index is 5.37% from 1/1/97.
(5) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.
(6) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.
(7) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE TRUST WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TRUST'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 992-0180 TO GET PERFORMANCE TO THE MOST RECENT MONTH END.

SENIOR LOANS ARE SUBJECT TO CREDIT RISKS AND THE POTENTIAL FOR NON-PAYMENT OF SCHEDULED PRINCIPAL OR INTEREST PAYMENTS, WHICH MAY RESULT IN A REDUCTION OF THE TRUST'S NAV.

THIS LETTER CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING STATEMENTS." ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING STATEMENTS."

THE VIEWS EXPRESSED IN THIS LETTER REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                                   NET ASSET                      AVERAGE           AVERAGE
                                 VALUE ("NAV")     MARKET       ANNUALIZED        ANNUALIZED
                         PRIME    30-DAY SEC     30-DAY SEC    DISTRIBUTION      DISTRIBUTION
QUARTER ENDED            RATE      YIELD(A)       YIELD(A)    RATE AT NAV(B)   RATE AT MARKET(B)
-------------            -----   -------------   ----------   --------------   -----------------
February 29, 2004        4.00%       5.56%          5.20%          5.82%             5.35%
November 30, 2003        4.00%       6.51%          6.30%          5.83%             5.68%
August 31, 2003          4.00%       5.82%          5.45%          5.98%             5.72%
May 31, 2003             4.25%       6.93%          6.75%          6.16%             6.07%

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

INDEX DESCRIPTIONS

THE S&P/LSTA LEVERAGED LOAN INDEX ("LLI") is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

THE CREDIT SUISSE FIRST BOSTON LEVERAGED LOAN INDEX is an unmanaged index of below-investment-grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. An investor cannot invest directly in an index.

                              ING Prime Rate Trust

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees
ING Prime Rate Trust:

We have audited the accompanying statement of assets and liabilities of the ING Prime Rate Trust (the "Trust"), including the portfolio of investments, as of February 29, 2004, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Prime Rate Trust as of February 29, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                    KPMG LLP


April 19, 2004
Los Angeles, California

                              ING Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2004

ASSETS:
Investments in securities at value (Cost $1,687,342,912)                           $  1,682,172,348
Cash                                                                                      2,468,084
Receivables:
  Interest                                                                                7,739,288
  Other                                                                                      93,317
Prepaid expenses                                                                             37,290
                                                                                   ----------------
    Total assets                                                                      1,692,510,327
                                                                                   ----------------

LIABILITIES:
Notes payable                                                                           225,000,000
Deferred arrangement fees on senior loans                                                 4,231,018
Dividends payable - preferred shares                                                         67,279
Payable to affiliates                                                                     1,384,418
Accrued trustees' fees                                                                       42,202
Other accrued expenses                                                                    1,459,969
                                                                                   ----------------
    Total liabilities                                                                   232,184,886
                                                                                   ----------------
Preferred shares, $25,000 stated value per share at liquidation
  value (18,000 shares outstanding)                                                     450,000,000
                                                                                   ----------------
NET ASSETS                                                                         $  1,010,325,441
                                                                                   ================

Net assets value per common share outstanding (net assets less preferred shares at liquidation value, divided by 137,638,271 shares of
  beneficial interest authorized and outstanding, no par value)                    $           7.34

NET ASSETS CONSIST OF:
  Paid-in capital                                                                  $  1,288,128,474
  Undistributed net investment income                                                     9,661,472
  Accumulated net realized loss on investments                                         (282,293,941)
  Net unrealized depreciation of investments                                             (5,170,564)
                                                                                   ----------------
  NET ASSETS                                                                       $  1,010,325,441
                                                                                   ================

                  See Accompanying Notes to Financial Statement

ING Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 29, 2004

INVESTMENT INCOME:
Interest                                                                           $     81,183,842
Arrangement fees earned                                                                   3,273,210
Dividends                                                                                   254,336
Other                                                                                     3,536,964
                                                                                   ----------------
    Total investment income                                                              88,248,352
                                                                                   ----------------

EXPENSES:
Investment management fees                                                               12,492,726
Administration fees                                                                       3,903,976
Transfer agent and registrar fees                                                           547,632
Interest                                                                                  2,715,456
Shareholder reporting expense                                                               151,524
Custodian fees                                                                              695,456
Revolving credit facility fees                                                               97,956
Professional fees                                                                         1,003,457
Preferred Shares - Dividend disbursing agent fees                                         1,186,076
Insurance expense                                                                            21,054
Pricing expense                                                                              57,479
ICI fees                                                                                     24,291
Postage expense                                                                             219,138
Trustees' fees                                                                               73,200
Miscellaneous expense                                                                       177,711
                                                                                   ----------------
    Total expenses                                                                       23,367,132
                                                                                   ----------------
Net investment income                                                                    64,881,220
                                                                                   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                                                        (45,502,509)
Net change in unrealized appreciation of investments                                    126,661,233
                                                                                   ----------------
    Net realized and unrealized gain on investments                                      81,158,724
                                                                                   ----------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income                                                               (5,199,537)
                                                                                   ----------------
Net increase in net assets resulting from operations                               $    140,840,407
                                                                                   ================

                  See Accompanying Notes to Financial Statement

ING Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED          YEAR ENDED
                                                                 FEBRUARY 29,        FEBRUARY 28,
                                                                     2004                2003
                                                               ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                          $     64,881,220    $     69,429,083
Net realized loss on investments                                    (45,502,509)       (115,778,026)
Change in unrealized appreciation on
  investments                                                       126,661,233          51,893,096
Distributions to preferred shareholders
  from net investment income                                         (5,199,537)         (7,499,067)
                                                               ----------------    ----------------
  Net increase (decrease) in net assets
    resulting from operations                                       140,840,407          (1,954,914)
                                                               ----------------    ----------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income                            (57,649,691)        (61,643,423)
                                                               ----------------    ----------------
Decrease in net assets from distributions
  to common shareholders                                            (57,649,691)        (61,643,423)
                                                               ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
Dividends reinvested for common shares                                4,364,604                  --
Sales of shares in connection with shelf offering                       386,779                  --
                                                               ----------------    ----------------
Net increase from capital share transactions                          4,751,383                  --
                                                               ----------------    ----------------
Net increase (decrease) in net assets                                87,942,099         (63,598,337)
                                                               ----------------    ----------------

NET ASSETS:
Beginning of period                                                 922,383,342         985,981,679
                                                               ----------------    ----------------
End of period (including undistributed
  net investment income of $9,661,472
  and $11,723,349, respectively)                               $  1,010,325,441    $    922,383,342
                                                               ================    ================

SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
  investments income                                                    612,173                  --
Shares sold in connection with shelf offering                            53,184                  --
                                                               ----------------    ----------------
  Net increase in shares outstanding                                    665,357                  --
                                                               ================    ================

                  See Accompanying Notes to Financial Statement

ING Prime Rate Trust

STATEMENT OF CASH FLOWS for the Year Ended February 29, 2004

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received                                                                $     72,729,269
  Dividends received                                                                        254,336
  Facility fees paid                                                                        (97,956)
  Dividends paid to preferred shareholders                                               (5,178,672)
  Arrangement fee received                                                                4,411,661
  Other income received                                                                   3,524,629
  Interest paid                                                                          (2,715,456)
  Other operating expenses paid                                                         (19,910,251)
  Purchases of securities                                                            (1,481,276,175)
  Proceeds from sales of securities                                                   1,424,283,285
                                                                                   ----------------
     Net cash used in operating activities                                         $     (3,975,330)
                                                                                   ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid in cash to common shareholders                                         (53,285,087)
  Proceeds from shelf offerings                                                             386,779
  Net issuance of notes payable                                                          58,000,000
                                                                                   ----------------
    Net cash flows used in financing activities                                           5,101,692
                                                                                   ----------------
  Net change in cash                                                                      1,126,362
  Cash at beginning of year                                                               1,341,722
                                                                                   ----------------
  Cash at end of year                                                              $      2,468,084
                                                                                   ================

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:

Net increase in net assets resulting from operations                               $    140,840,407
                                                                                   ----------------

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
  Change in unrealized depreciation of securities                                      (126,661,233)
  Net accretion of discounts on securities                                               (8,093,862)
  Realized loss on sale of securities                                                    45,502,509
  Purchase of securities                                                             (1,481,276,175)
  Proceeds on sale of securities                                                      1,424,283,285
  Increase in other assets                                                                  (12,335)
  Increase in interest receivable                                                          (360,711)
  Decrease in prepaid expenses                                                              166,487
  Increase in deferred arrangement fees on senior loans                                   1,138,451
  Increase in preferred shareholder dividend payable                                         20,865
  Increase in affiliate payable                                                             151,851
  Increase in accrued trustees' fees                                                         12,827
  Increase in accrued expenses                                                              312,304
                                                                                   ----------------
  Total adjustments                                                                    (144,815,737)
                                                                                   ----------------
    Net cash used in operating activities                                          $     (3,975,330)
                                                                                   ================

NON CASH FINANCING ACTIVITIES
  Reinvestment of dividends                                                        $      4,364,604

                  See Accompanying Notes to Financial Statement

                              ING PRIME RATE TRUST

FINANCIAL HIGHLIGHTS

For a common share outstanding throughout the period

                                                                            YEARS ENDED FEBRUARY 28 OR FEBRUARY 29,
                                                                 --------------------------------------------------------------
                                                                     2004        2003        2002         2001          2000
                                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                               $      6.73       7.20        8.09          8.95          9.24
Income from investment operations:
Net investment income                                            $      0.46       0.50        0.74          0.88          0.79
Net realized and unrealized gain (loss) on investments           $      0.61      (0.47)      (0.89)        (0.78)        (0.30)
                                                                 -----------   --------   ---------   -----------   -----------
Total from investment operations                                 $      1.07       0.03       (0.15)         0.10          0.49

Distributions to Common Shareholders from net investment income  $     (0.42)     (0.45)      (0.63)        (0.86)        (0.78)
Distribution to Preferred Shareholders                           $     (0.04)     (0.05)      (0.11)        (0.06)           --
Reduction in net asset value from Preferred Shares offerings     $        --         --          --         (0.04)           --
                                                                 -----------   --------   ---------   -----------   -----------
Net asset value, end of year                                     $      7.34       6.73        7.20          8.09          8.95
                                                                 ===========   ========   =========   ===========   ===========
Closing market price at end of year                              $      7.84       6.46        6.77          8.12          8.25
TOTAL INVESTMENT RETURN(1)
Total investment return at closing market price(2)               %     28.77       2.53       (9.20)         9.10         (5.88)
Total investment return at net asset value(3)                    %     15.72       0.44       (3.02)         0.19          5.67
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (000's)                                   $ 1,010,325    922,383     985,982     1,107,432     1,217,339
Preferred Shares-Aggregate amount outstanding (000's)            $   450,000    450,000     450,000       450,000            --
Liquidation and market value per share of Preferred Shares       $    25,000     25,000      25,000        25,000            --
Borrowings at end of year (000's)                                $   225,000    167,000     282,000       510,000       484,000
Asset coverage ratios(4)                                         %       250        250         235           215           352
Average borrowings (000's)                                       $   143,194    190,671     365,126       450,197       524,019
Ratios to average net assets including Preferred Shares(5)
  Expenses (before interest and other fees
    related to revolving credit facility)                        %      1.45       1.49        1.57          1.62            --
  Expenses                                                       %      1.65       1.81        2.54          3.97            --
  Net investment income                                          %      4.57       4.97        6.83          9.28            --
Ratios to average net assets plus borrowings
  Expenses (before interest and other fees related to
    revolving credit facility)                                   %      1.84       1.82        1.66          1.31          1.00(6)
  Expenses                                                       %      2.09       2.23        2.70          3.21          2.79(6)
  Net investment income                                          %      5.82       6.10        7.24          7.50          6.12
Ratios to average net assets
  Expenses (before interest and other fees
    related to revolving credit facility)                        %      2.11       2.19        2.25          1.81          1.43(6)
  Expenses                                                       %      2.40       2.68        3.64          4.45          4.00(6)
  Net investment income                                          %      6.68       7.33        9.79         10.39          8.77
  Portfolio turnover rate                                        %        87         48          53            46            71
  Common shares outstanding at end of period (000's)                 137,638    136,973     136,973       136,847       136,036

(1) Total investment return calculations are attributable to common shareholders.

(2) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan.

(3) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares.

(4) Asset coverage represents the total assets available for settlement of Preferred Stockholder's interest and notes payables in relation to the Preferred Shareholder interest and notes payable balance outstanding. The Preferred Shares were first offered November 2, 2000.

(5) Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to preferred shares.

(6)  Calculated on total expenses before impact on earnings credits.

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2004

NOTE 1 -- ORGANIZATION

ING Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 as amended (the "33 Act"), but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America.

A. SENIOR LOAN AND OTHER SECURITY VALUATION. Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Trust has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above. As of February 29, 2004, 96.85% of total investments were valued based on these procedures. It is expected that most of the loans held by the Trust will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above.

     Prices from a pricing source may not be available for all loans and ING Investments, LLC (the "Investment Manager") or Aeltus Investment Management, Inc. ("ING Aeltus" the "Sub-Adviser"), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager and monitored by the Trust's Board of Trustees through its Valuation and Proxy Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;
     (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral;
     (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and
     (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at NASDAQ official closing price. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost.

B. FEDERAL INCOME TAXES. It is the Trust's policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

C. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Loans are booked on a settlement date basis and security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then-current interest rate of the loan. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received. For all loans acquired prior to March 1, 2001, arrangement fees received, which represent non-refundable fees associated with the acquisition of loans are deferred and recognized over the shorter of 2.5 years or the actual terms of the loan. For all loans, except revolving credit facilities, acquired subsequent to February 28, 2001, fees received are treated as discounts and accreted as described in Note 2.H. Fees associated with revolving credit facilities acquired subsequent to February 28, 2001 are deferred and recognized over the shorter of four years or the actual term of the loan.

D. DISTRIBUTIONS TO COMMON SHAREHOLDERS. The Trust declares dividends monthly for net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The Trust records distributions to its shareholders on the ex-dividend date.

E. DIVIDEND REINVESTMENTS. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. USE OF ESTIMATES. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles in the United States of America. Actual results could differ from these estimates.

G. SHARE OFFERINGS. During the year ended February 28, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

H. CHANGE IN ACCOUNTING PRINCIPLE. In November 2000 the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Effective March 1, 2001, the Fund adopted the provisions of the Guide and began amortizing premiums and accreting discounts on debt securities. Prior to March 1, 2001, the Trust had not amortized premiums nor accreted discounts. The cumulative effect of this accounting change had no impact on net assets of the Trust, but resulted in a $3,653,000 increase in the cost of securities and a corresponding $3,653,000 increase in net unrealized depreciation of investments, based on securities held by the Trust on March 1, 2001.

NOTE 3 -- INVESTMENTS

For the year ended February 29, 2004, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,411,276,175 and $1,354,283,285, respectively. At February 29, 2004, the Trust held senior loans valued at $1,632,623,334 representing 97.1% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust may take the form of a direct lending relationship with the borrower, or an assignment of a lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and preferred shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the `33 Act, or without an exemption under the `33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrant.

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                                     DATE OF         COST OR
                                                                                   ACQUISITION   ASSIGNED BASIS
                                                                                   -----------   --------------
Acterna, LLC -- Common Shares                                                       12/24/03      $  1,090,731
Allied Digital Technologies Corporation -- Residual Interest in
  Bankruptcy Estate                                                                 06/05/02           186,961
AM Cosmetics Corporation -- Liquidation Interest                                    03/07/03                50
Block Vision Holdings Corporation -- Common Shares                                  09/30/02                --
Boston Chicken Inc. -- Residual Interest in Boston Chicken Plan Trust               12/26/00         6,728,959
Cedar Chemical -- Liquidation Interest                                              12/31/02                --
Covenant Care, Inc. -- Warrants                                                     12/22/95                --
Covenant Care, Inc. -- Warrants                                                     01/18/02                --
Decision One Corporation -- Common Shares                                           06/16/00                --
Electro Mechanical Solutions -- Residual Interest in Bankruptcy Estate              10/02/02                30
Enterprise Profit Solutions -- Liquidation Interest                                 10/21/02                --
Euro United Corporation -- Residual Interest in Bankruptcy Estate                   06/21/02         2,539,432
Exide Technologies -- Warrants                                                      11/30/01                --
Grand Union Company -- Residual Interest in Bankruptcy Estate                       07/01/02             3,599
Holmes Products Corporation -- Warrants                                             10/24/01                --
Humphreys, Inc. -- Residual Interest in Bankruptcy Estate                           05/15/02               100
IHDG Realty -- Common Shares                                                        05/02/01                 1
Imperial Home Decor Group, Inc. -- Common Shares                                    05/02/01         1,654,378
Imperial Home Decor Group, Inc. -- Liquidation Interest                             01/22/04                --
Insilco Technologies -- Residual Interest in Bankruptcy Estate                      05/02/03            21,140
Intera Group, Inc. -- Common Shares                                                 11/29/02                --
IT Group, Inc. -- Residual Interest in Bankruptcy Estate                            09/12/03           366,989
Kevco, Inc. -- Residual Interest in Bankruptcy Estate                               06/05/02           147,443
Morris Material Handling, Inc. -- Common Shares                                     10/09/01         3,009,059
MP Holdings, Inc. -- Common Shares                                                  04/16/01                 6
Murray's Discount Auto Stores, Inc. -- Interest in Undistributed Escrow Account     08/11/03           510,279
Neoplan USA Corporation -- Common Shares                                            08/29/03                --
Neoplan USA Corporation -- Series B Preferred Shares                                08/29/03                --
Neoplan USA Corporation -- Series C Preferred Shares                                08/29/03           428,603
Neoplan USA Corporation -- Series D Preferred Shares                                08/29/03         3,524,300
New Piper Aircraft  Residual Interest in Litigation Proceeds                        07/02/03                --
New World Restaurant Group, Inc. -- Warrants                                        09/27/01                40
Safelite Glass Corporation -- Common Shares                                         09/12/00                --
Safelite Realty -- Common Shares                                                    09/12/00                --
Sarcom, Inc. -- Common Shares                                                       12/11/02                --
Sarcom, Inc. -- Preferred Shares                                                    12/11/02         2,782,654
Scientific Games Corporation -- Common Shares                                       10/30/03           554,457
Soho Publishing -- Common Shares                                                    01/10/02               133
Stellex Aerostructures, Inc. -- Common Shares                                       10/17/01           275,767
Targus Group, Inc. -- Common Shares                                                 03/11/03                --
Tartan Textile Services, Inc. -- Series D Preferred Shares                          07/16/01         2,227,655
Tartan Textile Services, Inc. -- Series E Preferred Shares                          07/16/01         2,333,852
Teligent, Inc. -- Common Shares                                                     09/18/02                --
Tembec, Inc. -- Common Shares                                                       01/08/02         1,442,942
Transtar Metals -- Residual Interest in Bankruptcy Estate                           01/09/03            80,459
TSR Wireless, LLC -- Residual Interest in Bankruptcy Estate                         10/15/02                --
U.S. Aggregates -- Residual Interest in Bankruptcy Estate                           04/07/03                --
U.S. Office Products Company -- Residual Interest in Bankruptcy Estate              06/11/02                --
                                                                                                  ------------
Total restricted securities excluding senior loans (market value of
  $29,831,010 was 3.0% of net assets at February 29, 2004)                                        $ 29,910,019
                                                                                                  ============

NOTE 4 -- MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has entered into an Investment Management Agreement with the Investment Manager, a wholly-owned subsidiary of ING Funds Services, LLC (the "Administrator"), to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets (inclusive of preferred stock) plus borrowings ("Managed Assets").

The Investment Manager entered into a subadvisory agreement with ING Aeltus, a wholly owned subsidiary of ING Groep N.V. effective August 19, 2003. Subject to such policies as the Board or the Investment Manager may determine, INGAeltus manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

The Trust has also entered into an Administration Agreement with the Administrator to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's average daily Managed Assets.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 29, 2004, the Trust had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

               ACCRUED INVESTMENT          ACCRUED
                 MANAGEMENT FEES     ADMINISTRATIVE FEES        TOTAL
               ------------------    -------------------        -----
                   $ 1,054,795            $ 329,623         $ 1,384,418

The Trust has adopted a Retirement Policy covering all independent trustees of the Trust who will have served as a independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 6 -- COMMITMENTS

The Trust has entered into both a $90 million 364-day revolving credit agreement which matures on August 25, 2004 and a $435 million 364-day revolving securitization facility which matures on June 13, 2004, collateralized by assets of the Trust. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper-based rate. Prepaid arrangement fees for these facilities are amortized over the term of the agreements. The amount of borrowings outstanding at February 29, 2004, was $225 million. Weighted average interest rate on outstanding borrowings was 1.49%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 13.21% of total assets at February 29, 2004. Average borrowings for the year ended February 29, 2004 were $143,193,989 and the average annualized interest rate was 1.42% excluding other fees related to the unused portion of the facilities, and other fees.

As of February 29, 2004, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Amerco, Inc.                               $  9,780,000
Apria Healthcare Group, Inc.                  2,000,000
Atlantic Broadband Finance, LLC               2,000,000
Block Vision Holdings Corporation               118,771
Cincinnati Bell, Inc.                         2,506,646
Davita, Inc.                                  3,000,000
Federal Mogul Corporation                       438,518
Fleming Companies, Inc.                         593,579
Georgia-Pacifice Corporation                 16,466,667
Green-Valley Ranch Gaming, LLC                1,000,000
Hercules, Inc.                                  918,992
IESI Corporation                                993,125
Insight Health Services Corporation             250,000
J.C. Penney Company, Inc.                    10,000,000
Lyondell Chemical Company                     9,000,000
Neoplan USA Corporation                    $    315,000
Nextel Finance Company                        8,799,787
Nutrasweet Acquisition Corporation              472,250
Peabody Energy Corporation                    2,500,000
Pinnacle Entertainment                        1,213,333
Primedia, Inc.                                1,436,807
Rural Cellular Corporation                    1,046,863
SBA Senior Finance, Inc.                        615,385
Six Flags Theme Parks, Inc.                   1,750,000
United Defense Industries, Inc.               3,000,000
United Rentals (North America), Inc.          2,222,222
Western Wireless Corporation                  6,500,000
                                           ------------
                                           $ 88,937,945
                                           ============

NOTE 7 -- RIGHTS AND OTHER OFFERINGS

As of February 29, 2004, outstanding share offerings pursuant to shelf registrations were as follows:

         REGISTRATION      SHARES        SHARES
             DATE        REGISTERED    REMAINING
         ------------    ----------    ---------
           6/19/98       10,000,000    9,730,800
           9/15/98       25,000,000   19,114,255
           3/04/99        5,000,000    3,241,645

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. Costs associated with the offering of approximately $5,438,664 were charged against the proceeds received. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness. The Trust may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the 1940 Act. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period.

NOTE 8 -- CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSB are reduced by earnings credits based on the cash balances held by SSB for the Trust. There were no earnings credits for the year ended February 29, 2004.

NOTE 9 -- SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Manager believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. The Trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated loans and unsecured loans. As of February 29, 2004, the Trust held 0.79% of its total assets in subordinated loans and unsecured loans.

NOTE 10 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of February 29, 2004:

                           UNDISTRIBUTED    ACCUMULATED
                          NET INVESTMENT   NET REALIZED
              PAID-IN        INCOME ON         GAINS
              CAPITAL       INVESTMENTS      (LOSSES)
           -------------  --------------   ------------
           $ (4,571,118)  $ (4,093,869)     $ 8,664,987

The tax composition of dividends and distributions to shareholders for years ended February 29, 2004 and February 28, 2003 were as follows:

         YEAR ENDED FEBRUARY 29, 2004       YEAR ENDED FEBRUARY 28, 2003
         ----------------------------       ----------------------------
               ORDINARY INCOME                     ORDINARY INCOME
               ---------------                     ---------------
                 $ 62,849,228                       $ 69,142,490

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2004 were:

                                  UNREALIZED         POST-OCTOBER           CAPITAL
          UNDISTRIBUTED          APPRECIATION/      CAPITAL LOSSES           LOSS            EXPIRATION
         ORDINARY INCOME        (DEPRECIATION)         DEFERRED          CARRYFORWARDS          DATES
         ---------------        --------------      --------------      ---------------      ----------
           $ 8,429,077           $ (6,655,665)      $ (15,388,435)      $ (264,120,731)       2006-2012

NOTE 11 -- SUBSEQUENT EVENTS

Subsequent to February 29, 2004, the Trust paid to Common Shareholders the following dividends from net investment income:

              PER SHARE AMOUNT   DECLARATION DATE   RECORD DATE   PAYABLE DATE
              ----------------   ----------------   -----------   ------------
                  $ 0.034            2/27/04          3/10/04        3/22/04

Subsequent to February 29, 2004, the Trust paid to Preferred Shareholders the following dividends from net investment income:

                 TOTAL
   PREFERRED   PER SHARE          AUCTION                RECORD                PAYABLE
    SHARES      AMOUNT             DATES                  DATES                 DATES
   ---------   ---------           -----                  -----                 -----
   Series M     $ 30.23    03/01/04 to 04/05/04   03/08/04 to 04/12/04   03/09/04 to 04/13/04
   Series T     $ 30.67    03/02/04 to 04/06/04   03/09/04 to 04/13/04   03/10/04 to 04/14/04
   Series W     $ 30.05    03/03/04 to 04/07/04   03/10/04 to 04/14/04   03/11/04 to 04/15/04
   Series Th    $ 30.84    03/04/04 to 04/08/04   03/11/04 to 04/15/04   03/12/04 to 04/16/04
   Series F     $ 30.67    03/05/04 to 04/09/04   03/12/04 to 04/16/04   03/15/04 to 04/19/04

                              ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 29, 2004

SENIOR LOANS*: 161.6%

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE: 2.3%
                    ALLIANT TECHSYSTEMS, INC.                     Ba2        BB-
$     2,270,970     Term Loan, maturing April 20, 2009                               $     2,296,341
                    PIEDMONT AVIATION SERVICES                    NR         NR
      4,680,432     Term Loan, maturing July 23, 2006                                      4,633,627
      4,680,432     Term Loan, maturing July 23, 2007                                      4,633,628
                    TITAN CORPORATION                             Ba3        BB-
      2,955,000     Term Loan, maturing June 30, 2009                                      2,955,000
                    TRANSDIGM, INC.                               B1         B+
      1,995,000     Term Loan, maturing July 22, 2010                                      2,020,352
                    UNITED DEFENSE INDUSTRIES, INC.               Ba2        BB
      6,224,849     Term Loan, maturing August 13, 2009                                    6,265,977
                                                                                     ---------------
                                                                                          22,804,925
                                                                                     ---------------
AUTOMOBILE: 8.7%
                    AFTERMARKET TECHNOLOGY CORPORATION            Ba3        BB-
        961,067     Term Loan, maturing February 08, 2008                                    964,156
      1,321,517     Term Loan, maturing February 08, 2008                                  1,318,213
                    COLLINS & AIKMAN PRODUCTS                     B1         B+
      1,298,246     Term Loan, maturing December 31, 2005                                  1,298,246
        701,754     Term Loan, maturing December 31, 2005                                    701,754
                    DURA OPERATING CORPORATION                    Ba3        BB
      3,152,000     Term Loan, maturing December 31, 2008                                  3,178,102
                (2) FEDERAL-MOGUL CORPORATION                     Ca         NR
      8,502,361     Revolver, maturing February 24, 2004                                   7,699,951
      4,059,121     Term Loan, maturing February 24, 2004                                  3,678,579
      6,500,000     Term Loan, maturing February 24, 2005                                  5,896,039
                    GOODYEAR TIRE & RUBBER COMPANY
      5,500,000     Term Loan, maturing March 31, 2006            B1         BB+           5,548,125
      3,500,000     Term Loan, maturing March 31, 2006            B2         B+            3,483,596
                    HLI OPERATING COMPANY, INC.                   Ba3        BB-
      4,797,222     Term Loan, maturing June 03, 2009                                      4,896,165
                    KEYSTONE AUTOMOTIVE INDUSTRIES, INC.          B1         B+
      1,500,000     Term Loan, maturing October 30, 2009                                   1,522,500
                    METALDYNE COMPANY, LLC                        B2         BB-
      4,401,703     Term Loan, maturing December 31, 2009                                  4,446,821
                    PLASTECH, INC.                                Ba3        BB-
      2,000,000     Term Loan, maturing February 12, 2010                                  2,034,376
                    POLYPORE, INC.                                Ba3        BB-
      5,403,750     Term Loan, maturing December 31, 2007                                  5,455,534
                    SAFELITE GLASS CORPORATION                    B3         B+
      6,729,690     Term Loan, maturing September 30, 2007                                 6,662,393
     10,823,607     Term Loan, maturing September 30, 2007                                10,661,250
                    TENNECO AUTOMOTIVE, INC.                      B1          B
        930,000     Term Loan, maturing December 12, 2010                                    947,438
      2,070,000     Term Loan, maturing December 12, 2010                                  2,107,949

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
AUTOMOBILE (CONTINUED)
                    TRW AUTOMOTIVE ACQUISITIONS CORPORATION       Ba2        BB+
$     1,600,000     Term Loan, maturing February 28, 2009                            $     1,616,125
      9,913,043     Term Loan, maturing February 28, 2011                                 10,098,031
                    UNITED COMPONENTS, INC.                       B1         BB-
      3,465,000     Term Loan, maturing June 30, 2010                                      3,512,644
                                                                                     ---------------
                                                                                          87,727,987
                                                                                     ---------------
BANKING: 0.1%
                    OUTSOURCING SOLUTIONS, INC.                   NR         NR
         15,342     Revolver, maturing December 09, 2008                                      15,342
      1,426,801     Term Loan, maturing December 09, 2008                                  1,426,801
                                                                                     ---------------
                                                                                           1,442,143
                                                                                     ---------------
BEVERAGE, FOOD AND TOBACCO: 7.0%
                    B & G FOODS, INC.                             B1         B+
      1,496,250     Term Loan, maturing August 31, 2009                                    1,511,836
                    BIRDS EYE FOODS, INC.                         Ba3        B+
      6,584,900     Term Loan, maturing June 30, 2008                                      6,656,926
                    COMMONWEALTH BRANDS, INC.                     Ba3        BB-
      6,366,048     Term Loan, maturing August 28, 2007                                    6,437,666
                    CONSTELLATION BRANDS, INC.                    Ba1        BB
      3,750,000     Term Loan, maturing November 30, 2008                                  3,803,573
                    CP KELCO APS                                  B3          B
      2,755,539     Term Loan, maturing March 31, 2008                                     2,776,778
        902,835     Term Loan, maturing September 30, 2008                                   909,794
                    DEAN FOODS COMPANY                            Ba1        BB+
      4,625,000     Term Loan, maturing July 15, 2007                                      4,658,416
     11,562,601     Term Loan, maturing July 15, 2008                                     11,750,494
                    DEL MONTE CORPORATION                         Ba3        BB-
      4,347,804     Term Loan, maturing December 20, 2010                                  4,419,817
                    DR. PEPPER BOTTLING COMPANY OF TEXAS          B1         BB-
      3,945,205     Term Loan, maturing December 19, 2010                                  4,006,849
                    DS WATERS ENTERPRISES, L.P.                   B1         B+
      3,500,000     Term Loan, maturing November 07, 2009                                  3,555,234
                (2) FLEMING COMPANIES, INC.                       B3          D
        614,171     Revolver, maturing June 18, 2007                                         610,589
      1,397,393     Term Loan, maturing June 18, 2008                                      1,392,152
                    INTERSTATE BRANDS CORPORATION                 Ba2        B+
      2,485,000     Term Loan, maturing July 19, 2007                                      2,486,165
        936,470     Term Loan, maturing July 19, 2007                                        940,216
                    MAFCO WORLDWIDE CORPORATION                   B1          B
      1,537,876     Term Loan, maturing March 31, 2006                                     1,522,497
                    MICHAEL FOODS, INC.                           B1         B+
      3,990,000     Term Loan, maturing November 21, 2010                                  4,057,954
                    NATIONAL DAIRY HOLDINGS, L.P.                 B1         BB+
      2,456,250     Term Loan, maturing April 30, 2009                                     2,462,902

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
BEVERAGE, FOOD AND TOBACCO (CONTINUED)
                    NUTRASWEET ACQUISITION CORPORATION            Ba3        NR
$       285,684     Term Loan, maturing May 24, 2005                                 $       272,828
        207,979     Term Loan, maturing June 30, 2006                                        208,498
      2,884,615     Term Loan, maturing May 25, 2009                                       2,857,572
                    SOUTHERN WINE & SPIRITS OF AMERICA, INC.      Ba3        BB+
      2,967,563     Term Loan, maturing July 02, 2008                                      3,002,185
                                                                                     ---------------
                                                                                          70,300,941
                                                                                     ---------------
BUILDINGS AND REAL ESTATE: 3.7%
                (2) AMERCO, INC.                                  NR         NR
      2,220,000     Debtor In Possession Term Loan,
                     maturing August 13, 2004                                              2,208,900
                    ASSOCIATED MATERIALS, INC.                    Ba3        B+
      1,473,684     Term Loan, maturing August 02, 2010                                    1,492,105
                    ATRIUM COMPANIES, INC.                        B1         B+
      3,000,000     Term Loan, maturing December 10, 2008                                  3,041,324
                    BUILDING MATERIALS HOLDING CORPORATION        Ba2        BB-
      1,990,000     Term Loan, maturing August 21, 2010                                    1,997,463
                    GENERAL GROWTH PROPERTIES                     Ba1       BBB-
      6,000,000     Term Loan, maturing April 16, 2006                                     6,000,000
     14,000,000     Term Loan, maturing April 16, 2006                                    14,000,000
                    MACERICH PARTNERSHIP, L.P.                    Ba2        NR
      4,723,200     Term Loan, maturing July 26, 2005                                      4,746,816
                    ST. MARYS CEMENT, INC.                        B1         BB-
      3,000,000     Term Loan, maturing December 04, 2009                                  3,033,750
                    WERNER HOLDINGS COMPANY, INC.                 B1          B
        958,333     Term Loan, maturing June 11, 2009                                        926,589
                                                                                     ---------------
                                                                                          37,446,947
                                                                                     ---------------
CABLE TELEVISION: 20.0%
                (2) ADELPHIA COMMUNICATIONS CORPORATION           NR         BBB
      2,933,371     Debtor In Possession Term Loan,
                     maturing June 25, 2004                                                2,960,871
                    BRESNAN COMMUNICATIONS, LLC                   B1         BB-
      5,000,000     Term Loan, maturing December 31, 2007                                  5,049,375
                    CC VI OPERATING COMPANY, LLC                  B2        CCC+
      9,574,441     Term Loan, maturing November 12, 2008                                  9,300,373
                    CC VIII OPERATING, LLC                        B2         B-
      4,410,000     Term Loan, maturing February 02, 2008                                  4,349,363
                    CEBRIDGE CONNECTIONS, INC.                    NR         NR
      4,500,000     Term Loan, maturing February 04, 2009                                  4,500,000
      1,500,000     Term Loan, maturing February 23, 2009                                  1,500,000
                (2) CENTURY CABLE HOLDINGS, LLC                  Caa1        NR
      1,230,000     Revolver, maturing March 31, 2009                                      1,146,975
     16,500,000     Term Loan, maturing June 30, 2009                                     15,822,807
      5,000,000     Term Loan, maturing December 31, 2009                                  4,748,440

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
CABLE TELEVISION (CONTINUED)

                    CHARTER COMMUNICATIONS OPERATING, LLC         B2          B
$     4,000,000     Term Loan, maturing September 18, 2007                           $     3,874,584
     49,928,474     Term Loan, maturing March 18, 2008                                    48,687,201
     16,231,098     Term Loan, maturing September 18, 2008                                15,809,544
                    FALCON CABLE COMMUNICATIONS, LLC              B2         BB
      2,256,127     Term Loan, maturing June 29, 2007                                      2,191,263
      1,277,415     Term Loan, maturing December 31, 2007                                  1,244,416
      2,411,488     Term Loan, maturing November 01, 2008                                  2,342,158
                (2) FRONTIERVISION OPERATING PARTNERS, L.P.       B2         NR
      2,593,939     Revolver, maturing October 31, 2005                                    2,590,306
      2,000,000     Term Loan, maturing September 30, 2005                                 1,989,166
      2,400,000     Term Loan, maturing March 31, 2006                                     2,386,999
                (2) HILTON HEAD COMMUNICATIONS, L.P.             Caa1        NR
      7,000,000     Revolver, maturing September 30, 2007                                  6,728,750
      6,500,000     Term Loan, maturing March 31, 2008                                     6,272,500
                    INSIGHT MIDWEST HOLDINGS, LLC                 Ba3        BB+
      1,000,000     Term Loan, maturing June 30, 2009                                        995,625
     14,500,000     Term Loan, maturing December 31, 2009                                 14,598,687
      2,000,000     Term Loan, maturing December 31, 2009                                  2,013,612
                    MCC IOWA MEDIACOM BROADBAND, LLC              Ba3        BB+
      4,000,000     Term Loan, maturing March 31, 2010                                     3,978,752
     16,500,000     Term Loan, maturing September 30, 2010                                16,643,237
                (2) OLYMPUS CABLE HOLDINGS, LLC                   B2         NR
      2,000,000     Term Loan, maturing June 30, 2010                                      1,893,750
     19,250,000     Term Loan, maturing September 30, 2010                                18,341,650
                                                                                     ---------------
                                                                                         201,960,404
                                                                                     ---------------
CELLULAR COMMUNICATIONS: 15.2%
                    AIRGATE PCS, INC.                             B3         CC
        868,303     Term Loan, maturing June 06, 2007                                        864,685
     12,016,375     Term Loan, maturing September 30, 2008                                11,966,303
                    CENTENNIAL CELLULAR OPERATING COMPANY         B2         B-
      7,000,000     Term Loan, maturing February 09, 2011                                  7,038,647
                    DOBSON CELLULAR SYSTEMS, INC.                 Ba3        B-
      6,982,500     Term Loan, maturing March 31, 2010                                     7,049,832
                    HORIZON PERSONAL COMMUNICATIONS, INC.         NR          D
      7,623,870     Term Loan, maturing September 26, 2008                                 7,198,926
      5,943,511     Term Loan, maturing March 31, 2009                                     5,596,845
                (3) INDEPENDENT WIRELESS ONE CORPORATION         Caa1        NR
     10,000,000     Term Loan, maturing June 20, 2008                                      8,300,000
                    MICROCELL TELECOMMUNICATIONS, INC.            NR        CCC+
      8,340,151     Term Loan, maturing December 31, 2008                                  8,314,088
                    NEXTEL FINANCE COMPANY                        Ba2        BB
        777,734     Revolver, maturing December 31, 2007                                     772,484
     35,595,437     Term Loan, maturing December 31, 2007                                 35,391,512
     27,000,000     Term Loan, maturing December 15, 2010                                 27,275,076

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
CELLULAR COMMUNICATIONS (CONTINUED)
                    RURAL CELLULAR CORPORATION                    B2         B-
   $  8,745,974     Term Loan, maturing April 03, 2008                               $     8,735,042
      3,459,377     Term Loan, maturing October 03, 2008                                   3,485,322
      3,459,377     Term Loan, maturing April 03, 2009                                     3,485,322
                    US UNWIRED, INC.                              B2        CCC-
      3,203,566     Term Loan, maturing September 30, 2007                                 3,099,450
      3,254,637     Term Loan, maturing March 31, 2008                                     3,148,861
                    WESTERN WIRELESS CORPORATION                  B2         B-
        500,000     Revolver, maturing March 31, 2008                                        486,750
      4,825,000     Term Loan, maturing March 31, 2008                                     4,816,455
      2,291,667     Term Loan, maturing March 31, 2008                                     2,282,596
      4,135,439     Term Loan, maturing September 30, 2008                                 4,158,700
                                                                                     ---------------
                                                                                         153,466,896
                                                                                     ---------------
CHEMICALS, PLASTICS AND RUBBER: 7.5%
                    ACADIA ELASTOMERS CORPORATION                 NR         NR
      8,430,657     Term Loan, maturing March 31, 2004                                     8,009,124
                    FMC CORPORATION                               Ba1       BBB-
      3,960,000     Term Loan, maturing October 21, 2007                                   4,010,490
                    GEO SPECIALTY CHEMICALS, INC.                Caa1        CC
      1,740,101     Term Loan, maturing December 31, 2007                                  1,548,690
                    HERCULES, INC.                                Ba1        BB
      4,950,000     Term Loan, maturing May 15, 2007                                       4,990,219
                    HUNTSMAN INTERNATIONAL, LLC                   B1          B
      5,624,593     Term Loan, maturing June 30, 2007                                      5,679,669
      5,624,593     Term Loan, maturing June 30, 2008                                      5,684,354
                    HUNTSMAN, LLC                                 B2          B
      7,372,482     Term Loan, maturing March 31, 2007                                     7,183,562
      5,565,110     Term Loan, maturing March 31, 2007                                     5,417,869
                    JOHNSONDIVERSEY, INC.                         Ba3        BB-
      3,230,300     Term Loan, maturing November 03, 2009                                  3,269,558
                    KRATON POLYMERS                               B1         BB-
      3,000,000     Term Loan, maturing December 23, 2010                                  3,053,751
                    NALCO COMPANY                                 B1         BB-
     15,000,000     Term Loan, maturing November 04, 2010                                 15,168,750
                    NOVEON, INC.                                  B1         BB-
      7,901,655     Term Loan, maturing December 31, 2009                                  7,990,548
                    ROCKWOOD SPECIALTIES GROUP, INC.              B1         B+
      3,980,000     Term Loan, maturing July 23, 2010                                      4,012,338
                                                                                     ---------------
                                                                                          76,018,922
                                                                                     ---------------
CONTAINERS, PACKAGING AND GLASS: 6.7%
                    BERRY PLASTICS CORPORATION                    B1         B+
      1,000,000     Term Loan, maturing July 22, 2010                                      1,002,500
      2,957,588     Term Loan, maturing August 31, 2010                                    2,988,089
                    CONSTAR INTERNATIONAL, INC.                   B2         BB-
      2,463,763     Term Loan, maturing November 20, 2009                                  2,491,095

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
CONTAINERS, PACKAGING AND GLASS (CONTINUED)
                    CROWN CORK & SEAL COMPANY, INC.               Ba3        BB-
$     3,325,000     Term Loan, maturing September 15, 2008                           $     3,377,299
                    GRAPHIC PACKAGING INTERNATIONAL, INC.          B1         B+
     14,925,000     Term Loan, maturing August 09, 2010                                   15,164,428
                    GREIF BROS. CORPORATION                        Ba3        BB
      2,255,000     Term Loan, maturing August 23, 2009                                    2,272,194
                    IMPAXX, INC.                                   NR         NR
      3,947,883     Term Loan, maturing April 30, 2005                                     3,513,616
                    JEFFERSON SMURFIT CORPORATION                  Ba3        B+
      1,647,273     Term Loan, maturing March 31, 2007                                     1,662,510
                    KERR GROUP, INC.                               B1         BB-
      2,449,128     Term Loan, maturing August 13, 2010                                    2,469,536
                (2) LINCOLN PULP & EASTERN FINE                    NR         NR
         61,520 (3) Term Loan, maturing December 31, 2001                                     12,919
     13,849,995 (3) Term Loan, maturing August 31, 2004                                    2,908,499
                    OWENS-ILLINOIS GROUP, INC.                     B1         BB-
     12,000,000     Term Loan, maturing April 01, 2008                                    12,103,753
                    SILGAN HOLDINGS, INC.                          Ba3        BB
      5,929,950     Term Loan, maturing November 30, 2008                                  6,029,093
                    SMURFIT-STONE CONTAINER CANADA, INC.           Ba3        B+
      1,574,111     Term Loan, maturing June 30, 2009                                      1,588,868
                    STONE CONTAINER CORPORATION                    Ba3        B+
      9,290,454     Term Loan, maturing June 30, 2009                                      9,414,324
                    TEKNI-PLEX, INC.                               B1         B+
        254,372     Term Loan, maturing June 21, 2008                                        255,909
                                                                                     ---------------
                                                                                          67,254,632
                                                                                     ---------------
DATA AND INTERNET SERVICES: 0.1%
                    MCLEODUSA, INC.                              Caa2        NR
      1,322,765     Term Loan, maturing May 30, 2008                                       1,080,258
                                                                                     ---------------
                                                                                           1,080,258
                                                                                     ---------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING: 4.6%
                    BARJAN PRODUCTS, LLC                          NR         NR
      4,813,875 (3) Term Loan, maturing May 31, 2006                                       1,684,856
                    BRAND SERVICES, INC.                          B1         B+
      1,000,000     Term Loan, maturing October 16, 2008                                   1,008,750
      3,806,541     Term Loan, maturing October 16, 2009                                   3,830,332
                    DRESSER, INC.                                 Ba3        BB-
      5,021,747     Term Loan, maturing April 10, 2009                                     5,079,286
                    FLOWSERVE CORPORATION                         Ba3        BB-
      1,252,498     Term Loan, maturing June 30, 2006                                      1,257,978
      3,840,150     Term Loan, maturing June 30, 2009                                      3,881,293
                    MUELLER GROUP, INC.                           B1         B+
      5,910,000     Term Loan, maturing May 31, 2008                                       5,952,015
                    NORCROSS SAFETY PRODUCTS, LLC                 B1         B+
        952,163     Term Loan, maturing March 20, 2009                                       961,090

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (CONTINUED)
                    ROPER INDUSTRIES, INC.                        Ba2        BB+
   $  3,350,000     Term Loan, maturing December 29, 2008                            $     3,393,969
                    SENSUS METERING SYSTEMS, INC.                 B2         B+
        260,870     Term Loan, maturing December 17, 2010                                    263,152
      1,739,130     Term Loan, maturing December 17, 2010                                  1,754,348
                    SPX CORPORATION                               Ba2       BBB-
     11,502,237     Term Loan, maturing September 30, 2009                                11,593,898
                    UNITED PET GROUP                              NR         NR
      5,704,187     Term Loan, maturing March 31, 2006                                     5,718,447
                                                                                     ---------------
                                                                                          46,379,414
                                                                                     ---------------
DIVERSIFIED/CONGLOMERATE SERVICE: 0.6%
                    IRON MOUNTAIN, INC.                           B1         BB
      1,600,000     Term Loan, maturing February 15, 2008                                  1,616,000
                    US INVESTIGATIONS SERVICES, LLC               B1         BB-
      4,364,155     Term Loan, maturing December 31, 2008                                  4,361,428
                                                                                     ---------------
                                                                                           5,977,428
                                                                                     ---------------
DIVERSIFIED/NATURAL RESOURCES, METALS AND MINERAL: 0.4%
                    GEORGIA-PACIFIC CORPORATION                   Ba2        BB+
      2,533,333     Revolver, maturing November 03, 2005                                   2,519,281
      1,250,000     Term Loan, maturing November 03, 2005                                  1,252,735
                                                                                     ---------------
                                                                                           3,772,016
                                                                                     ---------------
ECOLOGICAL: 1.2%
                    ALLIED WASTE NORTH AMERICA, INC.              Ba3        BB
      3,597,321     Term Loan, maturing January 15, 2010                                   3,658,774
      2,000,000     Term Loan, maturing January 15, 2010                                   2,035,416
                    GREAT LAKES DREDGE & DOCK CORPORATION         B1         B+
      2,000,000     Term Loan, maturing December 22, 2010                                  2,020,000
                    IESI CORPORATION                              B1         B+
        256,875     Revolver, maturing September 30, 2008                                    253,985
        997,500     Term Loan, maturing September 30, 2010                                 1,011,216
                    WASTE CONNECTIONS, INC.                       Ba2        BB+
      3,000,000     Term Loan, maturing October 22, 2010                                   3,015,939
                                                                                     ---------------
                                                                                          11,995,330
                                                                                     ---------------
ELECTRONICS: 1.7%
                    ACTERNA, LLC                                  NR         NR
        667,575     Term Loan, maturing October 14, 2008                                     667,575
                    ANTEON CORPORATION                            Ba3        BB
      1,000,000     Term Loan, maturing December 31, 2010                                  1,011,458
                    DECISION ONE CORPORATION                      B3         CCC
      1,755,295     Term Loan, maturing April 18, 2005                                     1,281,365
      8,851,846     Term Loan, maturing April 18, 2005                                     6,461,848
                    KNOWLES ELECTRONICS, INC.                     B3        CCC+
      2,121,197     Term Loan, maturing June 29, 2007                                      2,124,733
                    SARCOM, INC.                                  NR         NR
        978,578     Term Loan, maturing June 30, 2007                                        479,503

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
ELECTRONICS (CONTINUED)
                    TRANSACTION NETWORK SERVICES, INC.            Ba3        BB-
$     5,366,172     Term Loan, maturing April 03, 2007                               $     5,366,172
                                                                                     ---------------
                                                                                          17,392,654
                                                                                     ---------------
FARMING AND AGRICULTURE: 0.8%
                    AGCO CORPORATION                              Ba1        BB+
      5,000,000     Term Loan, maturing March 31, 2006                                     5,062,500
                    SCOTTS COMPANY                                Ba1        BB
      3,000,000     Term Loan, maturing September 30, 2010                                 3,042,858
                                                                                     ---------------
                                                                                           8,105,358
                                                                                     ---------------
FINANCE: 0.5%
                    RENT-A-CENTER, INC.                           Ba2        BB
      4,975,000     Term Loan, maturing May 28, 2009                                       5,039,675
                                                                                     ---------------
                                                                                           5,039,675
                                                                                     ---------------
GAMING: 4.1%
                (2) ALADDIN GAMING, LLC                          Caa1        NR
      3,869,336 (3) Term Loan, maturing August 26, 2006                                    3,501,749
     10,377,506 (3) Term Loan, maturing February 26, 2008                                  9,391,643
                    ALLIANCE GAMING CORPORATION                   B1         BB-
      8,000,000     Term Loan, maturing September 04, 2009                                 8,092,504
                    AMERISTAR CASINOS, INC.                       Ba3        BB-
      2,899,327     Term Loan, maturing December 20, 2006                                  2,916,996
                    ARGOSY GAMING COMPANY                         Ba2        BB
      4,387,500     Term Loan, maturing July 31, 2008                                      4,420,406
                    BOYD GAMING CORPORATION                       Ba1        BB+
        985,000     Term Loan, maturing June 24, 2008                                        990,171
                    GREEN VALLEY RANCH GAMING, LLC                B1         B+
      2,000,000     Term Loan, maturing December 22, 2010                                  2,030,000
                    ISLE OF CAPRI CASINOS, INC.                   Ba2        BB-
      2,563,281     Term Loan, maturing April 26, 2008                                     2,593,948
                    PENN NATIONAL GAMING                          B1         BB-
      2,334,574     Term Loan, maturing September 01, 2007                                 2,359,671
                    PINNACLE ENTERTAINMENT                        B1         B+
      2,286,667     Term Loan, maturing December 17, 2009                                  2,314,774
                    UNITED AUBURN INDIAN COMMUNITY                Ba3        BB+
      3,181,467     Term Loan, maturing January 24, 2009                                   3,197,375
                                                                                     ---------------
                                                                                          41,809,237
                                                                                     ---------------
GROCERY: 0.3%
                    GIANT EAGLE, INC.                             Ba2        BB+
      1,914,667     Term Loan, maturing August 02, 2009                                    1,934,412
      1,044,572     Term Loan, maturing August 06, 2009                                    1,054,365
                                                                                     ---------------
                                                                                           2,988,777
                                                                                     ---------------
HEALTHCARE, EDUCATION AND CHILDCARE: 11.0%
                    ALARIS MEDICAL SYSTEMS, INC.                  Ba3        BB
      2,127,857     Term Loan, maturing June 30, 2009                                      2,153,657

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
HEALTHCARE, EDUCATION AND CHILDCARE (CONTINUED)
                    ALLIANCE IMAGING, INC.                        B1         B+
   $    780,534     Term Loan, maturing November 02, 2006                            $       767,851
      2,612,436     Term Loan, maturing June 10, 2008                                      2,600,192
                    APRIA HEALTHCARE GROUP, INC.                  Ba1       BBB-
      3,000,000     Term Loan, maturing July 20, 2006                                      3,006,564
      4,887,500     Term Loan, maturing July 20, 2008                                      4,927,108
                    CAREMARK RX, INC.                            Baa3       BBB-
      2,451,325     Term Loan, maturing March 31, 2006                                     2,467,565
                    COMMUNITY HEALTH SYSTEMS, INC.                Ba3        BB-
     14,822,425     Term Loan, maturing July 16, 2010                                     15,089,228
      1,995,000     Term Loan, maturing January 16, 2011                                   2,015,574
                    DAVITA, INC.                                  Ba3        BB
      4,375,000     Term Loan, maturing March 31, 2007                                     4,432,811
      8,951,515     Term Loan, maturing March 31, 2009                                     9,069,801
                    DJ ORTHOPEDICS, LLC                           B1         B+
      1,000,000     Term Loan, maturing May 15, 2009                                       1,011,875
                    EMPI CORPORATION                              B1         B+
      1,500,000     Term Loan, maturing November 24, 2009                                  1,518,750
                    EXPRESS SCRIPTS, INC.                         Ba1        BBB
      3,000,000     Term Loan, maturing February 13, 2010                                  3,022,500
                    FISHER SCIENTIFIC INTERNATIONAL, INC.         Ba3        BB+
      6,320,911     Term Loan, maturing March 31, 2010                                     6,364,368
                    FRESENIUS MEDICAL CARE HOLDINGS, INC.         Ba1        BB+
      4,975,000     Term Loan, maturing February 21, 2010                                  5,041,854
                    HCA, INC.                                     Ba1       BBB-
      7,714,286     Term Loan, maturing April 30, 2006                                     7,715,088
                    IASIS HEALTHCARE CORPORATION                  B1         B+
      1,840,000     Term Loan, maturing February 09, 2009                                  1,859,263
                    INSIGHT HEALTH SERVICES CORPORATION           B1         B+
         50,000     Term Loan, maturing October 07, 2008                                      50,063
        866,667     Term Loan, maturing October 07, 2008                                     867,750
      5,302,827     Term Loan, maturing October 17, 2008                                   5,335,970
                    KINETIC CONCEPTS, INC.                        B1         BB-
      4,975,000     Term Loan, maturing August 11, 2010                                    5,049,625
                    MAGELLAN HEALTH SERVICES, INC.                B1         B+
      1,666,667     Term Loan, maturing August 15, 2008                                    1,697,917
      1,333,333     Term Loan, maturing August 15, 2008                                    1,358,333
                    MEDCO HEALTH                                  Ba1        BBB
      2,992,500     Term Loan, maturing June 30, 2010                                      2,998,111
                    OXFORD HEALTH PLANS, INC.                     Ba2        BB+
      3,473,750     Term Loan, maturing April 25, 2009                                     3,494,377
                    PACIFICARE HEALTH SYSTEMS, INC.               Ba3        BB+
        995,000     Term Loan, maturing June 03, 2008                                      1,006,609
                    SOLA INTERNATIONAL, INC.                      Ba3        BB-
      2,000,000     Term Loan, maturing December 11, 2009                                  2,030,000

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
HEALTHCARE, EDUCATION AND CHILDCARE (CONTINUED)
                    SYBRON DENTAL MANAGEMENT, INC.                Ba3        BB-
$       730,158     Term Loan, maturing June 06, 2009                                $       735,543
                    TRIAD HOSPITALS, INC.                         Ba3        BB
      1,496,414     Term Loan, maturing September 30, 2008                                 1,518,396
                    VANGUARD HEALTH SYSTEMS, INC.                 Ba3        B+
      5,445,000     Term Loan, maturing January 03, 2010                                   5,499,450
                    VICAR OPERATING, INC.                         B1         B+
      5,926,760     Term Loan, maturing June 30, 2009                                      6,004,549
                                                                                     ---------------
                                                                                         110,710,742
                                                                                     ---------------
HOME AND OFFICE FURNISHING, HOUSEWARES: 1.9%
                    GLOBAL IMAGING SYSTEMS, INC.                  Ba3        BB-
      1,492,500     Term Loan, maturing June 25, 2009                                      1,514,888
                    HOLMES PRODUCTS CORPORATION                   B2          B
      1,308,703     Term Loan, maturing February 05, 2007                                  1,311,157
                    IDENTITY GROUP, INC.                          NR         NR
      4,525,000     Term Loan, maturing May 11, 2007                                       2,850,750
                    SEALY MATTRESS COMPANY                        B1         B+
      1,136,956     Term Loan, maturing December 15, 2004                                  1,142,286
      1,521,057     Term Loan, maturing December 15, 2005                                  1,528,188
      1,944,748     Term Loan, maturing December 15, 2006                                  1,953,865
                    SIMMONS COMPANY                               B2         B+
      8,500,000     Term Loan, maturing December 19, 2011                                  8,610,678
                                                                                     ---------------
                                                                                          18,911,812
                                                                                     ---------------
INSURANCE: 2.5%
                    CONSECO, INC.                                Caa1        B-
      3,846,154     Term Loan, maturing September 10, 2009                                 3,870,192
     15,384,615     Term Loan, maturing September 10, 2009                                15,480,769
      4,615,385     Term Loan, maturing September 10, 2010                                 4,644,231
      1,153,846     Term Loan, maturing September 10, 2010                                 1,161,058
                                                                                     ---------------
                                                                                          25,156,250
                                                                                     ---------------
LEISURE, AMUSEMENT AND ENTERTAINMENT: 5.7%
                    FITNESS HOLDINGS WORLDWIDE, INC.              B1          B
      4,000,000     Term Loan, maturing July 01, 2009                                      4,052,500
                    LODGENET ENTERTAINMENT CORPORATION            B1         B+
      4,931,994     Term Loan, maturing June 30, 2006                                      4,971,297
                    LOEWS CINEPLEX ENTERTAINMENT CORPORATION      NR         NR
      6,400,898     Term Loan, maturing February 29, 2008                                  6,420,901
                    NEW JERSEY BASKETBALL, LLC                    NR         NR
      9,000,000     Term Loan, maturing July 16, 2004                                      9,033,750
                    PURE FISHING                                  NR         NR
      2,925,000     Term Loan, maturing December 31, 2009                                  2,937,797
                    REGAL CINEMAS, INC.                           Ba2        BB-
      4,883,145     Term Loan, maturing June 30, 2009                                      4,950,796
                    SIX FLAGS THEME PARKS, INC.                   Ba2        B+
        900,000     Revolver, maturing June 30, 2008                                         873,000

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
LEISURE, AMUSEMENT AND ENTERTAINMENT (CONTINUED)
   $ 11,000,000     Term Loan, maturing June 30, 2009                                $    11,144,374
                    VIVENDI UNIVERSAL ENTERTAINMENT, LLP          Ba2        BB+
      7,000,000     Term Loan, maturing June 30, 2008                                      7,055,783
                    XANTERRA PARKS & RESORTS, LLC                 NR         NR
      3,252,713     Term Loan, maturing September 30, 2004                                 3,248,648
      3,252,713     Term Loan, maturing September 30, 2005                                 3,248,648
                                                                                     ---------------
                                                                                          57,937,494
                                                                                     ---------------
LODGING: 2.6%
                    EXTENDED STAY AMERICA, INC.                   Ba3        BB-
      5,114,441     Term Loan, maturing January 15, 2008                                   5,184,764
                    WYNDHAM INTERNATIONAL, INC.                   NR         NR
      5,571,490     Term Loan, maturing April 01, 2006                                     5,493,389
     15,825,527     Term Loan, maturing June 30, 2006                                     15,446,839
                                                                                     ---------------
                                                                                          26,124,992
                                                                                     ---------------
MACHINERY: 3.3%
                    ALLIANCE LAUNDRY HOLDINGS, LLC                B1          B
      3,312,484     Term Loan, maturing August 02, 2007                                    3,327,665
                    ANTHONY CRANE RENTAL, L.P.                   Caa2        CC
     13,794,927     Term Loan, maturing July 20, 2006                                      9,794,398
                    MORRIS MATERIAL HANDLING, INC.                NR         NR
        249,574     Term Loan, maturing September 28, 2004                                   237,095
                    NATIONAL WATERWORKS, INC.                     B1         BB-
      2,938,776     Term Loan, maturing November 22, 2009                                  2,977,958
                    REXNORD CORPORATION                           B1         B+
      6,436,111     Term Loan, maturing November 25, 2009                                  6,486,396
                    UNITED RENTALS (NORTH AMERICA), INC.          Ba3        BB
      6,111,111     Term Loan, maturing February 17, 2011                                  6,111,111
      1,666,667     Term Loan, maturing August 31, 2011                                    1,666,667
                    VUTEK, INC.                                   B1         NR
        550,493     Term Loan, maturing July 31, 2005                                        533,978
      1,655,241     Term Loan, maturing July 31, 2007                                      1,605,584
        664,499     Term Loan, maturing December 30, 2007                                    655,607
                                                                                     ---------------
                                                                                          33,396,459
                                                                                     ---------------
MINING, STEEL, IRON AND NON-PRECIOUS METALS: 0.9%
                    PEABODY ENERGY CORPORATION                    Ba1        BB+
      8,932,500     Term Loan, maturing March 21, 2010                                     9,020,896
                                                                                     ---------------
                                                                                           9,020,896
                                                                                     ---------------
OIL AND GAS: 1.6%
                    CITGO PETROLEUM CORPORATION                   Ba2        BB+
      2,500,000     Term Loan, maturing February 27, 2006                                  2,600,000
                    PACIFIC ENERGY GROUP, LLC                     Ba2       BBB-
      4,000,000     Term Loan, maturing July 26, 2009                                      4,026,252
                    W-H ENERGY SERVICES, INC.                     B2         B+
      3,482,500     Term Loan, maturing April 16, 2007                                     3,517,325
      3,403,812     Term Loan, maturing April 16, 2007                                     3,437,850

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
OIL AND GAS (CONTINUED)
                    WILLIAMS PRODUCTION RMT COMPANY               B2         BB
$     2,487,500     Term Loan, maturing May 30, 2007                                 $     2,509,266
                                                                                     ---------------
                                                                                          16,090,693
                                                                                     ---------------
OTHER BROADCASTING AND ENTERTAINMENT: 3.5%
                    DIRECTV HOLDINGS, LLC                         Ba2        BB
      8,500,000     Term Loan, maturing March 06, 2010                                     8,599,875
                    LIBERTY MEDIA CORPORATION                    Baa3       BBB-
     15,000,000     Floating Rate Note, maturing
                     September 17, 2006                                                   15,197,565
                    PEGASUS MEDIA & COMMUNICATIONS, INC.
      1,651,507     Term Loan, maturing April 30, 2005            NR         NR            1,623,981
      1,982,500     Term Loan, maturing July 31, 2006             B3         B-            2,033,714
                    RAINBOW MEDIA GROUP                           Ba2        BB+
      7,979,986     Term Loan, maturing March 31, 2009                                     8,081,164
                                                                                     ---------------
                                                                                          35,536,299
                                                                                     ---------------
OTHER TELECOMMUNICATIONS: 4.1%
                    CINCINNATI BELL, INC.                         B1         B+
        134,765     Revolver, maturing November 09, 2004                                     133,704
     17,955,000     Term Loan, maturing June 30, 2008                                     18,210,858
                    GCI HOLDINGS, INC.                            Ba3        BB+
      2,087,144     Term Loan, maturing October 31, 2007                                   2,110,625
                    INTERA GROUP, INC.                            NR         NR
      2,662,827 (3) Term Loan, maturing December 31, 2005                                  1,224,900
        909,384 (3) Term Loan, maturing December 31, 2005                                         --
      1,741,297 (3) Term Loan, maturing December 31, 2005                                         --
                    QWEST COMMUNICATIONS INTERNATIONAL, INC.      B3        CCC+
     15,000,000     Floating Rate Note, maturing
                      February 15, 2009                                                   14,175,000
                    TIME WARNER TELECOM HOLDINGS                  B1          B
      6,000,000     Floating Rate Note, maturing
                      February 15, 2011                                                    5,955,000
                                                                                     ---------------
                                                                                          41,810,087
                                                                                     ---------------
PERSONAL AND NON DURABLE CONSUMER PRODUCTS: 3.1%
                    ARMKEL, LLC                                   Ba3        BB-
      1,432,212     Term Loan, maturing March 28, 2009                                     1,448,581
                    BUHRMANN U.S., INC.                           Ba3        BB-
      3,000,000     Term Loan, maturing December 31, 2010                                  3,043,593
                    CHURCH & DWIGHT COMPANY, INC.                 Ba2        BB
      1,376,550     Term Loan, maturing September 30, 2007                                 1,394,617
                    JARDEN CORPORATION                            Ba3        B+
      1,995,000     Term Loan, maturing April 24, 2008                                     2,014,535
                    JOSTENS, INC.                                 Ba3        B+
      4,264,991     Term Loan, maturing July 29, 2010                                      4,311,373
                    NORWOOD PROMOTIONAL PRODUCTS, INC.            NR         NR
     12,207,514     Term Loan, maturing February 01, 2005                                 12,207,514
      8,358,425 (3) Term Loan, maturing February 01, 2005                                  3,719,499

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
PERSONAL AND NON DURABLE CONSUMER PRODUCTS (CONTINUED)
$     1,998,167 (3) Term Loan, maturing February 01, 2005                            $            --
                    RAYOVAC CORPORATION                           B1         B+
      3,607,729     Term Loan, maturing September 30, 2009                                 3,635,537
                                                                                     ---------------
                                                                                          31,775,249
                                                                                     ---------------
PERSONAL, FOOD AND MISCELLANEOUS SERVICES: 2.8%
                    AFC ENTERPRISES, INC.                         B1          B
      1,531,938     Term Loan, maturing May 23, 2009                                       1,536,343
                    ALDERWOODS GROUP, INC.                        B1         BB-
      2,203,741     Term Loan, maturing September 29, 2008                                 2,236,110
                    COINMACH CORPORATION                          B1         BB-
      4,900,000     Term Loan, maturing July 25, 2009                                      4,953,287
                    DOMINO'S, INC.                                B1         B+
      6,093,590     Term Loan, maturing June 25, 2010                                      6,191,087
                    GATE GOURMET, LLC                             B1         BB
        990,000     Term Loan, maturing December 31, 2008                                    977,625
      1,034,811     Term Loan, maturing December 31, 2009                                  1,029,637
                    JACK IN THE BOX, INC.                         Ba2        BB
      4,000,000     Term Loan, maturing January 09, 2010                                   4,062,500
                    OTIS SPUNKMEYER, INC.                         B1         B+
      6,596,622     Term Loan, maturing February 20, 2009                                  6,646,097
                    WEIGHT WATCHERS INTERNATIONAL, INC.           Ba1        BB
        902,162     Term Loan, maturing March 31, 2010                                       910,620
                                                                                     ---------------
                                                                                          28,543,306
                                                                                     ---------------
PRINTING AND PUBLISHING: 10.7%
                    ADAMS OUTDOOR ADVERTISING, L.P.               B1         B+
      1,760,500     Term Loan, maturing February 08, 2008                                  1,771,503
                    AMERICAN MEDIA OPERATIONS, INC.               Ba3        B+
      3,959,288     Term Loan, maturing April 01, 2007                                     4,005,809
                    AMERICAN REPROGRAPHICS COMPANY
      2,500,000     Term Loan, maturing June 18, 2009             B1         BB            2,537,500
      1,000,000     Term Loan, maturing December 18, 2009         B3          B            1,015,000
                    CANWEST MEDIA, INC.                           Ba3        B+
      9,948,718     Term Loan, maturing May 15, 2009                                      10,056,492
                    DEX MEDIA EAST, LLC                           B1         BB-
      4,518,407     Term Loan, maturing November 08, 2008                                  4,570,179
      4,364,120     Term Loan, maturing May 08, 2009                                       4,419,579
                    DEX MEDIA WEST, LLC                           B1         BB-
      1,887,037     Term Loan, maturing September 09, 2009                                 1,910,821
     26,418,519     Term Loan, maturing March 09, 2010                                    26,817,545
                    LAMAR MEDIA CORPORATION                       Ba2        BB-
      2,000,000     Term Loan, maturing June 30, 2009                                      2,001,666
     12,370,370     Term Loan, maturing June 30, 2010                                     12,532,732
                    MEDIANEWS GROUP, INC.                         Ba3        BB
      2,500,000     Term Loan, maturing December 30, 2010                                  2,531,250

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING (CONTINUED)
                    PRIMEDIA, INC.                                B3          B
$       456,763     Revolver, maturing June 30, 2008                                 $       436,494
      8,494,401     Term Loan, maturing June 30, 2009                                      8,410,519
                    R.H. DONNELLEY, INC.                          Ba3        BB
      7,920,691     Term Loan, maturing June 30, 2010                                      8,035,042
                    READER'S DIGEST ASSOCIATIONS, INC.            Ba1        BB
      1,727,882     Term Loan, maturing May 21, 2007                                       1,735,082
      7,816,950     Term Loan, maturing May 20, 2008                                       7,879,853
                    TRANSWESTERN PUBLISHING COMPANY               B2          B
      4,000,000     Term Loan, maturing February 25, 2012                                  4,000,000
                    ZIFF DAVIS MEDIA, INC.                        B3         CCC
      3,597,607     Term Loan, maturing March 31, 2007                                     3,560,131
                                                                                     ---------------
                                                                                         108,227,197
                                                                                     ---------------
RADIO AND TV BROADCASTING: 6.0%
                    BLOCK COMMUNICATIONS, INC.                    Ba2        BB-
      2,812,216     Term Loan, maturing November 15, 2009                                  2,838,581
                    CUMULUS MEDIA, INC.                           Ba3        B+
      2,977,500     Term Loan, maturing March 28, 2010                                     3,022,163
                    EMMIS OPERATING COMPANY                       Ba2        B+
     10,955,447     Term Loan, maturing August 31, 2009                                   11,103,038
                    FISHER BROADCASTING, INC.                     Ba3        B+
      1,305,690     Term Loan, maturing February 28, 2010                                  1,308,954
                    GRAY TELEVISION, INC.                         Ba2        B+
      4,000,000     Term Loan, maturing December 31, 2010                                  4,045,500
                    LIN TELEVISION CORPORATION                    Ba2        BB
      2,062,857     Term Loan, maturing December 31, 2007                                  2,085,881
                    MISSION BROADCASTING, INC.                    Ba3        B+
      2,333,333     Term Loan, maturing December 31, 2010                                  2,356,667
                    NEXSTAR BROADCASTING                          Ba3        B+
        916,667     Term Loan, maturing December 31, 2010                                    925,833
                    PAXSON COMMUNICATIONS CORPORATION             B1         B+
     19,000,000     Floating Rate Note, maturing
                     January 15, 2010                                                     18,905,000
                    SINCLAIR BROADCAST GROUP, INC.                Ba2        BB
      2,765,400     Term Loan, maturing December 31, 2009                                  2,797,993
      4,609,000     Term Loan, maturing December 31, 2009                                  4,663,322
                    SPANISH BROADCASTING SYSTEMS                  B1         B+
      2,000,000     Term Loan, maturing October 30, 2009                                   2,026,250
                    SUSQUEHANNA MEDIA COMPANY                     Ba1        BB-
      2,456,250     Term Loan, maturing June 30, 2008                                      2,480,812
                    TELEVICENTRO OF PUERTO RICO, LLC              Ba2        BB
      1,857,143     Term Loan, maturing December 31, 2007                                  1,877,870
                                                                                     ---------------
                                                                                          60,437,864
                                                                                     ---------------
RETAIL: 3.4%
                    ADVANCE STORES COMPANY, INC.                  Ba3        BB
      6,696,465     Term Loan, maturing November 30, 2007                                  6,778,082

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
RETAIL (CONTINUED)
                    ALIMENTATION COUCHE-TARD, INC.                Ba2        BB
$     2,000,000     Term Loan, maturing December 17, 2010                            $     2,016,250
                    CH OPERATING, LLC                             B2         B+
      1,663,339     Term Loan, maturing June 21, 2007                                      1,663,339
                    CSK AUTO, INC.                                Ba3        B+
      1,500,000     Term Loan, maturing June 19, 2009                                      1,508,907
                    ORIENTAL TRADING COMPANY, INC.
      2,974,684     Term Loan, maturing August 06, 2010           B1         B+           2,993,275
      1,000,000     Term Loan, maturing January 08, 2011          B2         B-           1,024,583
                    THE PANTRY, INC.                              B1         B+
      4,216,760     Term Loan, maturing March 31, 2007                                     4,269,469
        860,527     Term Loan, maturing March 31, 2007                                       871,284
                    PETCO ANIMAL SUPPLIES, INC.                   Ba3        BB-
      2,546,589     Term Loan, maturing October 26, 2008                                   2,578,421
                    RITE AID CORPORATION                          Ba3        BB
      8,000,000     Term Loan, maturing April 30, 2008                                     8,175,001
                    TRAVELCENTERS OF AMERICA, INC.                Ba3        BB
      2,364,420     Term Loan, maturing November 14, 2008                                  2,392,989
                                                                                     ---------------
                                                                                          34,271,600
                                                                                     ---------------
SATELLITE: 1.3%
                    ECHOSTAR DBS CORPORATION                      Ba3        BB-
     12,000,000     Floating Rate Note, maturing
                     October 01, 2008                                                     12,480,000
                    PANAMSAT CORPORATION                          Ba2        BB
        538,462     Term Loan, maturing September 30, 2010                                   547,212
                                                                                     ---------------
                                                                                          13,027,212
                                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT: 5.1%
                    AMERICAN TOWER, L.P.                          B1          B
      9,344,641     Term Loan, maturing June 30, 2007                                      9,399,541
      1,068,870     Term Loan, maturing December 31, 2007                                  1,082,009
                    CROWN CASTLE OPERATING COMPANY                B1         B-
      4,066,258     Term Loan, maturing September 15, 2007                                 4,098,788
     17,391,412     Term Loan, maturing September 30, 2010                                17,734,405
                    SBA SENIOR FINANCE, INC.                      B2        CCC+
      3,384,615     Term Loan, maturing October 31, 2008                                   3,417,050
                    SPECTRASITE COMMUNICATIONS, INC.              B1         B+
     10,272,606     Term Loan, maturing December 31, 2007                                 10,405,595
      4,900,948     Term Loan, maturing December 31, 2007                                  4,931,069
                    TRIPOINT GLOBAL COMMUNICATIONS, INC.          NR         NR
      1,727,709     Term Loan, maturing May 31, 2006                                       1,667,239
                                                                                     ---------------
                                                                                          52,735,696
                                                                                     ---------------

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
TEXTILES AND LEATHER: 1.8%
                (2) GALEY & LORD, INC.                           Caa2        NR
   $  3,569,551     Term Loan, maturing April 02, 2005                               $     1,534,907
      2,550,007     Term Loan, maturing April 01, 2006                                     1,096,503
                    MALDEN MILLS INDUSTRIES, INC.                 NR         NR
      2,573,615     Term Loan, maturing October 01, 2008                                   2,573,615
        735,319 (3) Term Loan, maturing October 01, 2008                                     121,328
                (2) POLYMER GROUP, INC.                           NR         NR
      4,822,495     Term Loan, maturing December 31, 2006                                  4,868,068
                    TARGUS GROUP, INC.                            NR         NR
      6,029,193     Term Loan, maturing August 31, 2006                                    5,968,901
                    WILLIAM CARTER COMPANY                        Ba3        BB
      1,641,036     Term Loan, maturing September 08, 2008                                 1,658,131
                                                                                     ---------------
                                                                                          17,821,453
                                                                                     ---------------
TRANSPORTATION: 2.5%
                (2) AMERICAN COMMERCIAL LINES, LLC
      1,760,000     Debtor In Possession Term Loan,
                     maturing July 31, 2004                       Ba3        NR            1,755,600
      1,258,356     Term Loan, maturing June 30, 2006            Caa1         D            1,126,229
      1,804,934     Term Loan, maturing June 30, 2007            Caa1         D            1,615,416
                    BAKER TANKS, INC.                             B1         B+
      1,000,000     Term Loan, maturing January 30, 2011                                   1,007,813
                    CSX/HORIZON LINES, LLC                        Ba3        BB-
      1,569,048     Term Loan, maturing February 27, 2009                                  1,584,002
                    GEMINI LEASING, INC.                          NR         NR
      2,001,852     Term Loan, maturing December 31, 2011                                  1,601,482
                    NEOPLAN USA CORPORATION                       NR         NR
      1,935,000     Revolver, maturing June 30, 2006                                       1,935,000
      5,414,900     Term Loan, maturing June 30, 2006                                      5,414,900
                    PACER INTERNATIONAL, INC.                     B1         BB-
      2,482,353     Term Loan, maturing June 10, 2010                                      2,509,504
                    TEREX CORPORATION                             B1         BB-
      1,411,524     Term Loan, maturing July 03, 2009                                      1,414,760
      1,960,075     Term Loan, maturing December 31, 2009                                  1,963,751
                    YELLOW ROADWAY CORPORATION                   Baa3        BBB
      1,363,636     Term Loan, maturing June 11, 2008                                      1,374,716
      1,636,364     Term Loan, maturing June 11, 2008                                      1,649,659
                                                                                     ---------------
                                                                                          24,952,832
                                                                                     ---------------
UTILITIES: 2.3%
                    CALPINE CONSTRUCTION FINANCE COMPANY, L.P.    NR         B+
      1,990,000     Term Loan, maturing February 26, 2009                                  2,133,031
                    CALPINE CORPORATION                           B2          B
      4,970,013     Term Loan, maturing July 16, 2007                                      4,743,255
      9,452,500     Term Loan, maturing July 16, 2007                                      9,594,287

                 See Accompanying Notes to Financial Statements

                                                                    BANK LOAN
                                                                    RATINGS+
                                                                   (UNAUDITED)
PRINCIPAL AMOUNT      BORROWER/TRANCHE DESCRIPTION              MOODY'S      S&P         VALUE
----------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
                    CENTERPOINT ENERGY, INC.                      Ba1       BBB-
   $  3,490,541     Term Loan, maturing October 07, 2006                             $     3,579,260
                    NRG ENERGY, INC.                              B1         BB-
        930,208     Term Loan, maturing June 23, 2010                                        958,260
        520,833     Term Loan, maturing June 23, 2010                                        536,540
                    PIKE ELECTRIC, INC.                           Ba3        BB-
      1,611,765     Term Loan, maturing April 18, 2010                                     1,626,624
                                                                                     ---------------
                                                                                          23,171,257
                                                                                     ---------------
                    TOTAL SENIOR LOANS
                     (COST $1,639,838,989)                                           $ 1,632,623,334
                                                                                     ---------------
OTHER CORPORATE DEBT: 1.3%

PRINCIPAL AMOUNT      BORROWER / TRANCHE DESCRIPTION                                      VALUE
----------------------------------------------------------------------------------------------------
DATA AND INTERNET SERVICES: 0.1%
                    ARCH WIRELESS HOLDINGS, INC.                  Ca         NR
        573,999     Subordinated Note, maturing May 15, 2009                                 573,999
                                                                                     ---------------
                                                                                             573,999
                                                                                     ---------------
FINANCE: 0.7%
                    VALUE ASSET MANAGEMENT, INC.                  B3          B
      7,794,118     Senior Subordinated Bridge Note, maturing
                     August 31, 2005                                                       7,599,265
                                                                                     ---------------
                                                                                           7,599,265
                                                                                     ---------------
HEALTHCARE, EDUCATION AND CHILDCARE: 0.0%
                    BLOCK VISION HOLDINGS CORPORATION             NR         NR
         13,365      Junior Term Loan, maturing July 30, 2007                                     --
                                                                                     ---------------
                                                                                                  --
                                                                                     ---------------
HOME AND OFFICE FURNISHING, HOUSEWARES: 0.0%
                    MP HOLDINGS, INC.                             NR         NR
         45,229     Subordinated Note, maturing
                     March 14, 2007                                                           42,967
                                                                                     ---------------
                                                                                              42,967
                                                                                     ---------------
PERSONAL AND NON DURABLE CONSUMER PRODUCTS: 0.4%
                    PAINT SUNDRY BRANDS CORPORATION               B1          B
      4,000,000     Term Loan, maturing July 28, 2010                                      4,050,000
                                                                                     ---------------
                                                                                           4,050,000
                                                                                     ---------------
TEXTILES AND LEATHER: 0.1%
                    TARTAN TEXTILE SERVICES, INC.                 NR         NR
      1,332,583     Subordinated Note, maturing
                     April 01, 2011                                                        1,332,583
                                                                                     ---------------
                                                                                           1,332,583
                                                                                     ---------------
                    TOTAL OTHER CORPORATE DEBT
                     (COST $13,118,751)                                                   13,598,814
                                                                                     ---------------

                 See Accompanying Notes to Financial Statements

                    SECURITY DESCRIPTION                                                  VALUE
----------------------------------------------------------------------------------------------------
EQUITIES AND OTHER ASSETS: 3.6%
       (@), (R)     Acterna, LLC (85,722 Common Shares)                              $     1,090,731
                    Acterna, Inc. (Contingent Right)                                              --
  (1), (@), (R)     Allied Digital Technologies Corporation
                    (Residual Interest in Bankruptcy Estate)                                 186,961
       (@), (R)     AM Cosmetics Corporation (Liquidation Interest)                               50
       (@), (R)     Block Vision Holdings Corporation (571 Common Shares)                         --
  (2), (@), (R)     Boston Chicken, Inc. (Residual Interest in Boston
                    Chicken Plan Trust)                                                    6,728,959
       (@), (R)     Cedar Chemical (Liquidation Interest)                                         --
       (@), (R)     Covenant Care, Inc. (Warrants for 19,000 Common Shares,
                     Expires January 13, 2005)                                                    --
       (@), (R)     Covenant Care, Inc. (Warrants for 26,901 Common Shares,
                     Expires March 31, 2013)                                                      --
       (@), (R)     Decision One Corporation (350,059 Common Shares)                              --
  (2), (@), (R)     Electro Mechanical Solutions (Residual Interest in
                     Bankruptcy Estate)                                                        2,193
       (@), (R)     Enginen Realty (857 Common Shares)                                            --
       (@), (R)     Enterprise Profit Solutions (Liquidation Interest)                            --
  (4), (@), (R)     Euro United Corporation (Residual Interest in Bankruptcy Estate)       2,539,432
  (2), (@), (R)     Exide Technologies (Warrants for 16,501 Common Shares,
                     Expires March 16, 2006)                                                     165
            (@)     Gate Gourmet (Warrants for 1,083 Common Shares, Expires
                     December 19, 2012)                                                           --
            (@)     Gemini Leasing (143,079 Common Shares)                                        --
            (@)     Genesis Healthcare Corporation (20,303 Common Shares)                    553,243
  (2), (@), (R)     Grand Union Company (Residual Interest in Bankruptcy Estate)              76,172
            (@)     Hayes Lemmerz (73,835 Common Shares)                                   1,166,593
            (@)     Hayes Lemmerz (246 Preferred Shares)                                       3,887
       (@), (R)     Holmes Products Corporation (Warrants for 13,849 Common
                     Shares, Expires May 7, 2006)                                                 --
            (@)     HQ Global (1,523 Common Shares)                                               --
                    HQ Global (2,462 Preferred Shares)                                     2,009,925
  (2), (@), (R)     Humphreys, Inc. (Residual Interest in Bankruptcy Estate)                      --
       (@), (R)     IHDG Realty (300,141 Common Shares)                                            1
       (@), (R)     Imperial Home Decor Group, Inc. (300,141 Common Shares)                        1
       (@), (R)     Imperial Home Decor Group, Inc. (Liquidation Interest)                        --
  (2), (@), (R)     Insilco Technologies (Residual Interest in Bankruptcy Estate)             43,482
       (@), (R)     Intera Group, Inc. (864 Common Shares)                                        --
  (2), (@), (R)     IT Group, Inc. (Residual Interest in Bankruptcy Estate)                  366,989
  (2), (@), (R)     Kevco, Inc. (Residual Interest in Bankruptcy Estate)                     147,443
                    Malden Mills Industries, Inc. (436,865 Common Shares)                         --
                    Malden Mills Industries, Inc. (1,427,661 Preferred Shares)                    --
       (@), (R)     Morris Material Handling, Inc. (481,373 Common Shares)                 1,184,178
       (@), (R)     MP Holdings, Inc. (590 Common Shares)                                          6
       (@), (R)     Murray's Discount Auto Stores, Inc. (Escrow)                             510,279

                 See Accompanying Notes to Financial Statements

                    SECURITY DESCRIPTION                                                  VALUE
----------------------------------------------------------------------------------------------------
            (@)     NeighborCare (60,473 Common Shares)                              $     1,569,276
       (@), (R)     Neoplan USA Corporation (17,348 Common Shares)                                --
       (@), (R)     Neoplan USA Corporation (1,814 Series B Preferred Shares)                     --
       (@), (R)     Neoplan USA Corporation (1,084 Series C Preferred Shares)                428,603
       (@), (R)     Neoplan USA Corporation (3,524 Series D Preferred Shares)              3,524,300
       (@), (R)     New Piper Aircraft (Residual Interest in Litigation Proceeds)                 --
       (@), (R)     New World Restaurant Group, Inc. (Warrants for 4,489
                     Common Shares, Expires June 15, 2006)                                    61,589
            (@)     Outsourcing Solutions (31,049 Common Shares)                             816,266
       (@), (R)     Safelite Glass Corporation (660,808 Common Shares)                     8,306,357
       (@), (R)     Safelite Realty (44,605 Common Shares)                                   245,328
       (@), (R)     Sarcom, Inc. (462,984 Common Shares)                                          --
       (@), (R)     Sarcom, Inc. (4,015 Preferred Shares)                                         --
       (@), (R)     Scientific Games Corporation (48,930 Non-Voting
                     Common Shares)                                                          827,406
       (@), (R)     Soho Publishing (17,582 Common Shares)                                       176
       (@), (R)     Stellex Aerostructures, Inc. (11,130 Common Shares)                           --
       (@), (R)     Targus Group, Inc. (Warrants for 66,824
                     Common Shares, Expires December 6, 2012)                                     --
       (@), (R)     Tartan Textile Services, Inc. (23,449 Shares of Series D
                     Preferred Stock)                                                      2,344,900
       (@), (R)     Tartan Textile Services, Inc. (36,775 Shares of Series E
                     Preferred Stock)                                                             --
       (@), (R)     Teligent, Inc. (50 Common Shares)                                             --
       (@), (R)     Tembec, Inc. (167,239 Common Shares)                                   1,215,309
  (1), (@), (R)     Transtar Metals (Residual Interest in Bankruptcy Estate)                      --
  (1), (@), (R)     TSR Wireless, LLC (Residual Interest in Bankruptcy Estate)                    --
  (2), (@), (R)     U.S. Aggregates (Residual Interest in Bankruptcy Estate)                      --
  (2), (@), (R)     U.S. Office Products Company (Residual Interest in
                     Bankruptcy Estate)                                                           --
                                                                                     ---------------
                    TOTAL FOR EQUITY AND OTHER ASSETS
                     (COST $34,385,172 )                                                  35,950,200
                                                                                     ---------------
                    TOTAL INVESTMENTS
                     (COST $1,687,342,912)                                   166.5%    1,682,172,348
                    PREFERRED SHARES AND LIABILITIES IN EXCESS OF
                     CASH AND OTHER ASSETS, NET                              (66.5)     (671,846,907)
                                                                             -----     -------------
                    NET ASSETS                                               100.0%  $ 1,010,325,441
                                                                             =====   ===============

                 See Accompanying Notes to Financial Statements

----------

(@)  Non-income producing security.
(R)  Restricted security.
  * Senior loans, while exempt from registration under the Security Act of 1933, as amended contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.
 NR  Not Rated
  + Bank Loans rated below Baa3 by Moody's Investor Services, Inc. or BBB- by Standard & Poor's Group are considered to be below investment grade.
(1) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.
(3)  Loan is on non-accrual basis.
(4) The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.
(5) For federal income tax purposes, the cost of investment is $1,688,828,013 and net unrealized depreciation consists of the following:

               Gross Unrealized Appreciation             $    25,888,723
               Gross Unrealized Depreciation                 (32,544,388)
                                                         ---------------
                 Net Unrealized Depreciation             $    (6,655,665)
                                                         ===============

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Prime Rate Trust was held August 19, 2003, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

MATTERS:

ING PRIME RATE TRUST, COMMON SHARES

1. To elect nine members of the Board of Trustees to represent the interests of the holders of the Common Shares of the Trust until the election and qualification of their successors.

ING PRIME RATE TRUST, PREFERRED SHARES

2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares -- Series M, T, W, TH, and F of the Trust -- until the election and qualification of their successors.

ING PRIME RATE TRUST

3. To ratify selection of KPMG LLP as the current independent auditor of the Trust.

4. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the advisor, the portfolio managers, or the overall management fee paid by the Trust.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

RESULTS:

                                                                SHARES VOTED       SHARES     BROKER   TOTAL SHARES
                          PROPOSAL         SHARES VOTED FOR  AGAINST OR WITHHELD  ABSTAINED  NON-VOTE      VOTED
                    --------------------   ----------------  -------------------  ---------  --------  ------------
Common                 Paul S. Doherty        114,685,160         2,423,071          --         --      117,108,231
Shares                J. Michael Earley       114,782,052         2,326,179          --         --      117,108,231
Trustees            R. Barbara Gitenstein     114,708,163         2,400,068          --         --      117,108,231
                     Thomas J. McInerney      114,686,460         2,421,771          --         --      117,108,231
                      David W.C. Putnam       114,770,313         2,337,918          --         --      117,108,231
                       Blaine E. Rieke        114,692,561         2,415,670          --         --      117,108,231
                       John G. Turner         114,800,060         2,308,171          --         --      117,108,231
                      Roger B. Vincent        114,776,458         2,331,773          --         --      117,108,231
                    Richard A. Wedemeyer      114,695,507         2,412,724          --         --      117,108,231

Preferred Shares        Walter H. May              17,595                62          --         --           17,657
Trustees                 Jock Patton               17,580                77          --         --           17,657

KPMG LLP                      3               114,713,065         1,205,046       1,207,777     --      117,125,888

Sub-Advisory
Agreement                     4               113,175,355         2,221,470       1,729,063     --      117,125,888

Such other
business                      5               111,634,959         2,906,152       2,584,777     --      117,125,888

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program," formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows holders of the Trust's common shares a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers holders of the Trust's common shares the ability to make optional cash investments in any amount from $100 to $25,000 on a monthly basis. Amounts in excess of $25,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the administrator for the Program.

For dividend reinvestment purposes, DST Systems, Inc. will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the DST Systems, Inc. when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- CALENDAR 2004 DIVIDENDS:

          DECLARATION DATE      EX-DIVIDEND DATE      PAYABLE DATE
          ----------------      ----------------      ------------
          January 30            February 6            February 24
          February 27           March 8               March 22
          March 31              April 7               April 22
          April 30              May 6                 May 24
          May 28                June 8                June 22
          June 30               July 8                July 22
          July 30               August 6              August 23
          August 31             September 8           September 22
          September 30          October 7             October 22
          October 29            November 8            November 22
          November 30           December 8            December 22
          December 20           December 29           January 12

          RECORD DATE WILL BE TWO BUSINESS DAYS AFTER EACH EX-DIVIDEND DATE. THESE DATES ARE SUBJECT TO CHANGE.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust's name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of February 29, 2004 was 7,586 which does not include approximately 50,100 beneficial owners of shares held in the name of brokers of other nominees.

TAX INFORMATION (Unaudited)

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 29, 2004) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid to Common Shareholders during the fiscal year ended February 29, 2004:

                                      PER SHARE
          TYPE OF DIVIDEND              AMOUNT           EX-DIVIDEND DATE        PAYABLE DATE
          ----------------            ---------          ----------------        ------------
          ORDINARY INCOME              $ 0.0330              03/06/03              03/24/03
                                       $ 0.0355              04/08/03              04/23/03
                                       $ 0.0345              05/08/03              05/22/03
                                       $ 0.0355              06/06/03              06/23/03
                                       $ 0.0345              07/08/03              07/22/03
                                       $ 0.0360              08/07/03              08/22/03
                                       $ 0.0350              09/08/03              09/22/03
                                       $ 0.0340              10/08/03              10/22/03
                                       $ 0.0350              11/06/03              11/24/03
                                       $ 0.0350              12/08/03              12/22/03
                                       $ 0.0360              12/29/03              01/13/04
                                       $ 0.0360              02/06/04              02/24/04
                                       --------
                TOTAL                  $ 0.4200
                                       ========

The Trust is hereby advising you that the following dividends were paid to Preferred Shareholders during the fiscal year ended February 29, 2004:

                                       TOTAL
  PREFERRED         TYPE OF          PER SHARE         AUCTION               RECORD                PAYABLE
   SHARES          DIVIDEND           AMOUNT            DATES                 DATES                 DATES
------------    ----------------     ----------   -----------------     -----------------     ----------------
Series M        Ordinary Income       $ 285.34    3/5/03 to 2/25/04     3/12/03 to 3/3/04     3/13/03 to 3/4/04
Series T        Ordinary Income       $ 286.39    3/6/03 to 2/26/04     3/13/03 to 3/4/04     3/14/03 to 3/5/04
Series W        Ordinary Income       $ 288.95    3/3/03 to 2/23/04     3/10/03 to 3/1/04     3/11/03 to 3/2/04
Series Th       Ordinary Income       $ 288.22    3/4/03 to 2/24/04     3/11/03 to 3/2/04     3/12/03 to 3/3/04
Series F        Ordinary Income       $ 285.10    3/7/03 to 2/27/04     3/14/03 to 3/5/04     3/17/03 to 3/8/04

Of the ordinary distributions made during the fiscal year ended February 29, 2004, 0.35% qualifies for the dividends received deduction to corporate shareholders.

For the fiscal year ended February 29, 2004, 0.35% of ordinary dividends paid by the Trust are designated as qualifying dividend income subject to reduced income tax rates for individuals.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January 2004, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar year 2003.

                              ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. A trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Non-Interested Trustee"). The Trustees of the Trust are listed below. The Trust's statement of Additional Information includes additional information about the trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                                                                   NUMBER OF
                                                                                 PRINCIPAL       PORTFOLIOS IN        OTHER
                                      POSITION(S)       TERM OF OFFICE         OCCUPATION(S)     FUND COMPLEX     DIRECTORSHIPS
       NAME, ADDRESS                   HELD WITH         AND LENGTH OF          DURING THE        OVERSEEN BY        HELD BY
           AND AGE                 THE REGISTRANT(S)    TIME SERVED(1)        PAST FIVE YEARS       TRUSTEE          TRUSTEE
           -------                 -----------------    --------------        ---------------       -------          -------
NON-INTERESTED TRUSTEES:

Paul S. Doherty(2)                     Trustee        November             President and              122       None
7337 E. Doubletree Ranch Rd.                          1999 - present       Partner, Doherty,
Scottsdale, Arizona 85258                                                  Wallace, Pillsbury
Born: 1934                                                                 and Murphy, P.C.,
                                                                           Attorneys (1996 -
                                                                           Present); and
                                                                           Trustee of each of
                                                                           the funds managed by
                                                                           Northstar Investment
                                                                           Management
                                                                           Corporation (1993 -
                                                                           1999).

J. Michael Earley(3)                   Trustee        February             President and Chief        122       None
7337 E. Doubletree Ranch Rd.                          2002 - present       Executive Officer,
Scottsdale, Arizona 85258                                                  Bankers Trust
Born: 1945                                                                 Company, N.A. (1992
                                                                           - Present).

R. Barbara Gitenstein(2)               Trustee        February             President, College         122       None
7337 E. Doubletree Ranch Rd.                          2002 - present       of New Jersey (1999
Scottsdale, Arizona 85258                                                  - Present).
Born: 1948

Walter H. May(2)                       Trustee        November             Retired. Formerly,         122       Best Prep Charity
7337 E. Doubletree Ranch Rd.                          1999 - present       Managing Director                    (1991 - Present).
Scottsdale, Arizona 85258                                                  and Director of
Born: 1936                                                                 Marketing, Piper
                                                                           Jaffray, Inc.;
                                                                           Trustee of each of
                                                                           the funds managed by
                                                                           Northstar Investment
                                                                           Management
                                                                           Corporation (1996 -
                                                                           1999).

Jock Patton(2)                         Trustee        August               Private Investor           122       Director, Hypercom,
7337 E. Doubletree Ranch Rd.                          1995 - present       (June 1997 -                         Inc. (January 1999
Scottsdale, Arizona 85258                                                  Present). Formerly                   - Present); JDA
Born: 1945                                                                 Director and Chief                   Software Group, Inc.
                                                                           Executive Officer,                   (January 1999 -
                                                                           Rainbow Multimedia                   Present).
                                                                           Group, Inc. (January
                                                                           1999 - December
                                                                           2001).

                                                                                                   NUMBER OF
                                                                                 PRINCIPAL       PORTFOLIOS IN        OTHER
                                      POSITION(S)       TERM OF OFFICE         OCCUPATION(S)     FUND COMPLEX     DIRECTORSHIPS
       NAME, ADDRESS                   HELD WITH         AND LENGTH OF          DURING THE        OVERSEEN BY        HELD BY
           AND AGE                 THE REGISTRANT(S)    TIME SERVED(1)        PAST FIVE YEARS       TRUSTEE          TRUSTEE
           -------                 -----------------    --------------        ---------------       -------          -------
David W.C. Putnam(3)                   Trustee        November             President and              122       Anchor International
7337 E. Doubletree Ranch Rd.                          1999 - present       Director, F.L.                       Bond (December 2000
Scottsdale, Arizona 85258                                                  Putnam Securities                    - Present);
Born: 1939                                                                 Company, Inc. and                    Progressive Capital
                                                                           its affiliates;                      Accumulation Trust
                                                                           President, Secretary                 (August 1998 -
                                                                           and Trustee, The                     Present); Principled
                                                                           Principled Equity                    Equity Market Fund
                                                                           Market Fund.                         (November 1996 -
                                                                           Formerly, Trustee,                   Present), Mercy
                                                                           Trust Realty Corp.;                  Endowment Foundation
                                                                           Anchor Investment                    (1995 - Present);
                                                                           Trust; Bow Ridge                     Director, F.L.
                                                                           Mining Company and                   Putnam Investment
                                                                           each of the F.L.                     Management Company
                                                                           Putnam funds managed                 (December 2001
                                                                           by Northstar                         -Present); Asian
                                                                           Investment                           American Bank and
                                                                           Foundation                           Trust Company (June
                                                                           Management                           1992 - Present); and
                                                                           Corporation (1994 -                  Notre Dame Health
                                                                           1999).                               Care Center (1991 -
                                                                                                                Present) F.L. Putnam
                                                                                                                Securities Company,
                                                                                                                Inc. (June 1978
                                                                                                                -Present); and an
                                                                                                                Honorary Trustee,
                                                                                                                Mercy Hospital (1973
                                                                                                                - Present).

Blaine E. Rieke                        Trustee        February             General Partner,           122       Morgan Chase Trust
7337 E. Doubletree Ranch Rd.                          2001 - present       Huntington Partners                  Co. (January 1998 -
Scottsdale, Arizona 85258                                                  (January 1997 -                      present).
Born: 1933                                                                 present). Chairman
                                                                           of the Board and
                                                                           Trustee of each of
                                                                           the funds managed by
                                                                           ING Investment
                                                                           Management Co. LLC
                                                                           (November 1998 -
                                                                           February 2001).

Roger B. Vincent                       Trustee        February             President,                 122       Director, AmeriGas
7337 E. Doubletree Ranch Rd.                          2002 - present       Springwell                           Propane, Inc. (1998
Scottsdale, Arizona 85258                                                  Corporation (1989 -                  - present).
Born: 1945                                                                 present). Formerly,
                                                                           Director, Tatham
                                                                           Offshore, Inc. (1996
                                                                           - 2000).

Richard A. Wedemeyer(2)(3)             Trustee        February             Retired. Formerly          122       Touchstone
7337 E. Doubletree Ranch Rd.                          2001 - present       Vice President -                     Consulting Group
Scottsdale, Arizona 85258                                                  Finance and                          (1997 - present).
Born: 1936                                                                 Administration,
                                                                           Channel Corporation
                                                                           (June 1996 - April
                                                                           2002). Formerly,
                                                                           Trustee, First
                                                                           Choice Funds (1997 -
                                                                           2001); and Trustee
                                                                           of each of the funds
                                                                           managed by ING
                                                                           Investment
                                                                           Management Co. LLC
                                                                           (1998 - 2001).

                                                                                                   NUMBER OF
                                                                                 PRINCIPAL       PORTFOLIOS IN        OTHER
                                      POSITION(S)       TERM OF OFFICE         OCCUPATION(S)     FUND COMPLEX     DIRECTORSHIPS
       NAME, ADDRESS                   HELD WITH         AND LENGTH OF          DURING THE        OVERSEEN BY        HELD BY
           AND AGE                 THE REGISTRANT(S)    TIME SERVED(1)        PAST FIVE YEARS       TRUSTEE          TRUSTEE
           -------                 -----------------    --------------        ---------------       -------          -------
INTERESTED TRUSTEES:

Thomas J. McInerney(4)                 Trustee        February             Chief Executive            175       Director,
7337 E. Doubletree Ranch Rd.                          2001 - present       Officer, ING U.S.                    Hemisphere, Inc.
Scottsdale, Arizona 85258                                                  Financial Services                   (May 2003 -
Born: 1956                                                                 (September 2001 to                   present). Director,
                                                                           present); General                    Equitable Life
                                                                           Manager and Chief                    Insurance Co.,
                                                                           Executive Officer,                   Golden American Life
                                                                           ING U.S. Worksite                    Insurance Co., Life
                                                                           Financial Services                   Insurance Company of
                                                                           (December 2000 to                    Georgia, Midwestern
                                                                           present); Member,                    United Life
                                                                           ING Americas                         Insurance Co.,
                                                                           Executive Committee                  ReliaStar Life
                                                                           (2001 to present);                   Insurance Co.,
                                                                           President, Chief                     Security Life of
                                                                           Executive Officer                    Denver, Security
                                                                           and Director of                      Connecticut Life
                                                                           Northern Life                        Insurance Co.,
                                                                           Insurance Company                    Southland Life
                                                                           (2001 to present),                   Insurance Co., USG
                                                                           ING Aeltus Holding                   Annuity and Life
                                                                           Company, Inc. (2000                  Company, and United
                                                                           to present), ING                     Life and Annuity
                                                                           Retail Holding                       Insurance Co. Inc
                                                                           Company (1998 to                     (March 2001 -
                                                                           present). Formerly,                  present); Member of
                                                                           ING Life Insurance                   the Board, National
                                                                           and Annuity Company                  Commission on
                                                                           (1997 to November                    Retirement Policy,
                                                                           2002), ING                           Competitiveness and
                                                                           Retirement Holdings,                 Technology of
                                                                           Inc. (1997 to March                  Connecticut,
                                                                           2003); General                       Connecticut Business
                                                                           Manager and Chief                    and Industry
                                                                           Executive Officer,                   Association,
                                                                           ING Worksite                         Bushnell;
                                                                           Division (December                   Connecticut Forum;
                                                                           2000 to October                      Metro Hartford
                                                                           2001), President,                    Chamber of Commerce;
                                                                           ING-SCI, Inc.                        and Chairman,
                                                                           (August 1997 to                      Concerned Citizens
                                                                           December 2000);                      for Effective
                                                                           President, Aetna                     Government.
                                                                           Financial Services
                                                                           (August 1997 to
                                                                           December 2000); and
                                                                           has held a variety
                                                                           of line and
                                                                           corporate staff
                                                                           positions since
                                                                           1978.

John G. Turner(5)                      Trustee        September            Chairman, Hillcrest        122       Director, Hormel
7337 E. Doubletree Ranch Rd.                          2000 - present       Capital Partners                     Foods Corporation
Scottsdale, Arizona 85258                                                  (May 2002 -                          (March 2000 -
Born: 1939                                                                 Present); President,                 present); Shopko
                                                                           Turner Investment                    Stores, Inc. (August
                                                                           Company (January                     1999 - present); and
                                                                           2002 - Present). Mr.                 M.A. Mortenson
                                                                           Turner was formerly                  Company (March 2002
                                                                           Vice Chairman of ING                 - present).
                                                                           Americas (2000 -
                                                                           2002); Chairman and
                                                                           Chief Executive
                                                                           Officer of ReliaStar
                                                                           Financial Corp.

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of an affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.
(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and Distributor, ING Funds Distributor, LLC.

                                                                                                PRINCIPAL
                                                              TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                POSITION(S) HELD           AND LENGTH OF                     DURING THE
         AND AGE                    WITH THE TRUST            TIME SERVED(1)                  PAST FIVE YEARS
         -------                    --------------            --------------                  ---------------
OFFICERS:

James M. Hennessy              President and Chief       February 2001 - Present   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.   Executive Officer                                   ING Investments, LLC(2) and certain of
Scottsdale, Arizona 85258                                                          its affiliates (December 2001 -
Born: 1949                     Chief Operating Officer   July 2000 - Present       Present). Formerly, Senior Executive
                                                                                   Vice President and Chief Operating
                                                                                   Officer, ING Investments, LLC(2) and
                                                                                   certain of its affiliates (June 2000 -
                                                                                   December 2000); Executive Vice
                                                                                   President, ING Investments, LLC(2) and
                                                                                   certain of its affiliates (April 1998
                                                                                   - June 2000); and Senior Vice
                                                                                   President, ING Investments, LLC(2) and
                                                                                   certain of its affiliates (April 1995
                                                                                   - April 1998).

Michael J. Roland              Executive Vice President  February 2002 - Present   Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                             Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258                                                          Investments, LLC(2) and certain of its
Born: 1958                     Chief Financial Officer   August 1998 - Present     affiliates (December 2001 - Present).
                                                                                   Formerly, Senior Vice President, ING
                                                                                   Investments, LLC(2) and certain of its
                                                                                   affiliates (June 1998 - December
                                                                                   2001).

Stanley D. Vyner               Executive Vice President  August 2003 - Present     Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                       Investments, LLC(2) and certain of its
Scottsdale, Arizona 85258                                                          affiliates (July 2000 - Present); and
Born: 1950                                                                         Chief Investment Officer of the
                                                                                   International Portfolios, ING
                                                                                   Investments, LLC(2) (July 1996 -
                                                                                   Present). Formerly, President and
                                                                                   Chief Executive Officer, ING
                                                                                   Investments, LLC(2) (August 1996 -
                                                                                   August 2000).

Robert S. Naka                 Senior Vice President     November 1999 - Present   Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                       Secretary, ING Investments, LLC(2) and
Scottsdale, Arizona 85258      Assistant Secretary       July 1996 - Present       certain of its affiliates (October 2001
Born: 1963                                                                         - Present). Formerly, Vice President
                                                                                   and Assistant Secretary, ING Funds
                                                                                   Services, LLC(3) (February 1997 -
                                                                                   August 1999).

Daniel A. Norman               Senior Vice President     April 1995 - Present      Senior Vice President and Co-Senior
7337 E. Doubletree Ranch Rd.                                                       Portfolio Manager, ING Investments,
Scottsdale, Arizona 85258      Treasurer                 June 1997 - Present       LLC(2) and certain of its affiliates
Born: 1957                                                                         (November 1999 - Present). Formerly,
                                                                                   Senior Vice President and Portfolio
                                                                                   Manager, ING Investments, LLC(2) and
                                                                                   certain of its affiliates (April 1995
                                                                                   - November 1999).

Jeffrey A. Bakalar             Senior Vice President     November 1999 - Present   Senior Vice President and Co-Senior
7337 E. Doubletree Ranch Rd.                                                       Portfolio Manager, ING Investments,
Scottsdale, Arizona 85258                                                          LLC(2) (November 1999 - Present).
Born: 1959                                                                         Formerly, Vice President and Portfolio
                                                                                   Manager, ING Investments, LLC(2)
                                                                                   (February 1998 - November 1999).

Elliot Rosen                   Senior Vice President     May 2002 - Present        Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                                       Investments, LLC(2) (February 1999 -
Scottsdale, Arizona 85258                                                          Present).
Born: 1953

William H. Rivoir III          Senior Vice President     February 2001 - Present   Vice President of ING Investment
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                             Management Co. (January 2004 -
Scottsdale, Arizona 85258                                                          Present). Formerly, Counsel, ING USFS
Born: 1951                                                                         Law Department (January 2003 -
                                                                                   December 2003); and Senior Vice
                                                                                   President, ING Investments, LLC(2) and
                                                                                   certain of its affiliates (June 1998 -
                                                                                   December 2002).

Curtis F. Lee                  Senior Vice President     February 2001 - Present   Senior Vice President and Chief Credit
7337 E. Doubletree Ranch Rd.   and Chief Credit Officer                            Officer of Senior Loans, ING
Scottsdale, Arizona 85258                                                          Investments, LLC(2) (August 1999 -
Born: 1955                                                                         Present).

                                                                                                 PRINCIPAL
                                                              TERM OF OFFICE                   OCCUPATION(S)
      NAME, ADDRESS                POSITION(S) HELD           AND LENGTH OF                      DURING THE
         AND AGE                    WITH THE TRUST            TIME SERVED(1)                  PAST FIVE YEARS
         -------                    --------------            --------------                  ---------------
Kimberly A. Anderson           Senior Vice President     November 2003 - Present   Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                                       Investments, LLC(2) and certain of its
Scottsdale, Arizona 85258                                                          affiliates (October 2003 - Present).
Born: 1964                                                                         Formerly, Vice President, ING
                                                                                   Investments, LLC(2) and certain of its
                                                                                   affiliates (October 2001 - October
                                                                                   2003); Secretary, ING Investments,
                                                                                   LLC(2) and certain of its affiliates
                                                                                   (October 2001 - August 2003); Assistant
                                                                                   Vice President, ING Funds Services,
                                                                                   LLC(3) (November 1999 - January 2001);
                                                                                   and has held various other positions
                                                                                   with ING Funds Services, LLC(3) for more
                                                                                   than the last five years.

Robyn L. Ichilov               Vice President            November 1997 - Present   Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                       LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                          ING Investments, LLC(2) (August 1997 -
Born: 1967                                                                         Present).

J. David Greenwald             Vice President            August 2003 - Present     Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                       Compliance, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                          (May 2003 - Present). Formerly,
Born: 1957                                                                         Assistant Treasurer and Director of
                                                                                   Mutual Fund Compliance and Operations,
                                                                                   American Skandia, a Prudential Financial
                                                                                   Company (October 1996 - May 2003).

Lauren D. Bensinger            Vice President            August 2003 - Present     Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                       Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                          (July 1995 - Present); Vice President
Born: 1954                                                                         (February 1996 - Present) and Chief
                                                                                   Compliance Officer (October 2001 -
                                                                                   Present), ING Investments, LLC(2).

Huey P. Falgout                Secretary                 August 2003 - Present     Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                       Services (November 2003 - Present).
Scottsdale, Arizona 85258                                                          Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                         Services (November 2002 - November
                                                                                   2003); Associate General Counsel, AIG
                                                                                   American General (January 1999 -
                                                                                   November 2002).

Todd Modic                     Vice President            August 2003 - Present     Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                                                       Fund Accounting of ING Fund Services,
Scottsdale, Arizona 85258                                                          LLC(3) (September 2002 - Present).
Born: 1967                                                                         Formerly, Director of Financial
                                                                                   Reporting, ING Investments, LLC(2)
                                                                                   (March 2001 - September 2002); Director
                                                                                   of Financial Reporting, Axient
                                                                                   Communications, Inc. (May 2000 - January
                                                                                   2001); and Director of Finance,
                                                                                   Rural/Metro Corporation (March 1995 -
                                                                                   May 2000).

Theresa Kelety                 Assistant Secretary       August 2003 - Present     Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                       (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                          Associate with Shearman & Sterling
Born: 1963                                                                         (February 2000 - April 2003); and
                                                                                   Associate with Sutherland Asbill &
                                                                                   Brennan (1996 - February 2000).

Susan P. Kinens                Assistant Vice President  February 2003 - Present   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                             Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                          (December 2002 - Present); and has
Born: 1976                                                                         held various other positions with ING
                                                                                   Funds Services, LLC(3) for over the last
                                                                                   five years.

                                                                                                 PRINCIPAL
                                                              TERM OF OFFICE                   OCCUPATION(S)
      NAME, ADDRESS                POSITION(S) HELD           AND LENGTH OF                      DURING THE
         AND AGE                    WITH THE TRUST            TIME SERVED(1)                  PAST FIVE YEARS
         -------                    --------------            --------------                  ---------------
Maria M. Anderson              Assistant Vice President  August 2001 - Present     Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                       Services, LLC(3) (October 2001 -
Scottsdale, Arizona 85258                                                          Present). Formerly, Manager of Fund
Born: 1958                                                                         Accounting and Fund Compliance,
                                                                                   ING Investments, LLC(2) (September
                                                                                   1999 - November 2001).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

ADMINISTRATOR
ING Fund Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

INSTITUTIONAL INVESTORS AND ANALYSTS
Call ING Prime Rate Trust
1-800-336-3436, Extension 2217

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-9368

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
355 S. Grand Avenue, Suite 2000
Los Angeles, CA 90071-1568

WRITTEN REQUESTS
Please mail all account inquiries and other comments to:
ING Prime Rate Trust Account
c/o ING Fund Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

TOLL-FREE SHAREHOLDER INFORMATION
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180

A prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by callling ING Funds Distributor Customer Service Desk at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Trust's proxy voting record will be available without charge on or about August 31, 2004 on the Trust's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

[ING FUNDS LOGO]                                          PRAR-PRT (0204-042904)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $72,207 for year ended February 29, 2004 and $108,100 for year ended February 28, 2003.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $28,100 for year ended February 29, 2004 and $33,500 for year ended February 28, 2003.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,000 in the year ended February 29, 2004 and $12,898 in the year ended February 28, 2003. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $2,500 in the year ended February 29, 2004 and $5,000 in the year ended February 28, 2003.

(e) (1)   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

     I. STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

     Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

     For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

     The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

     II. AUDIT SERVICES

     The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

     The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

     The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

     III. AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

     The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

     IV. TAX SERVICES

     The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

     The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

     The Committee has pre-approved the tax-related services listed on Appendix
     C. The Committee must specifically approve all tax-related services not listed on Appendix C.

     V. OTHER SERVICES

     The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

     The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

     A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

     VI. PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

     The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

     VII. PROCEDURES

     Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.

     Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

     VIII. DELEGATION

     The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

     IX. ADDITIONAL REQUIREMENTS

     The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

     Appendix A
     Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

     Service

                                                                         THE FUND(S)       FEE RANGE
     ---------------------------------------------------------------------------------------------------
     Statutory audits or financial audits (including tax services             /X/       As presented to
     associated with non-audit services)                                                Audit Committee

     Services associated with SEC registration statements, periodic           /X/       Not to exceed
     reports and other documents filed with the SEC or other                          $8,500 per filing
     documents issued in connection with securities offerings
     (E.G., consents), and assistance in responding to SEC comment letters.

     Consultations by Fund management with respect to accounting or           /X/       Not to exceed
     disclosure treatment of transactions or events and/or the                          $8,000 during
     actual or potential effect of final or proposed rules,                            the Pre-Approval
     standards or interpretations by the SEC, Financial Accounting                          Period
     Standards Board, or other regulatory or standard setting
     bodies.

     Appendix B
     Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

     Service

                                                    THE FUND(S)   FUND AFFILIATES        FEE RANGE
     ---------------------------------------------------------------------------------------------------
     Services related to Fund mergers                   /X/             /X/             Not to exceed
                                                                                     $10,000 per merger

     Consultations by Fund management with              /X/                             Not to exceed
     respect to accounting or disclosure                                                $5,000 per
     treatment of transactions or events and/or                                      occurrence during
     the actual or potential effect of final or                                       the Pre-Approval
     proposed rules, standards or interpretations                                         Period
     by the SEC, Financial Accounting Standards
     Board, or other regulatory or standard
     setting bodies.  [NOTE:  Under SEC rules
     some consultations may be "audit" services
     and others may be "audit-related" services.]

     Review of the Funds' semi-annual financial         /X/                             Not to exceed
     statements                                                                     $5,000 for each set
                                                                                        of financial
                                                                                         statements

     Reports to regulatory or government agencies       /X/                            Up to $5,000 per
     related to the annual engagement                                                occurrence during
                                                                                      the Pre-Approval
                                                                                          Period

     Regulatory compliance assistance                   /X/             /X/             Not to exceed
                                                                                     $5,000 per quarter

     Training courses                                   /X/                             Not to exceed
                                                                                     $2,000 per course

     For Prime Rate Trust, agreed upon procedures       /X/                             Not to exceed
     for quarterly reports to rating agencies                                        $9,000 per quarter

     Appendix C
     Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

     Service

                                                                        FUND
                                                    THE FUND(S)      AFFILIATES          FEE RANGE
     ---------------------------------------------------------------------------------------------------
     Preparation of federal and state income tax        /X/                             Not to exceed
     returns and federal excise tax returns for                                       $6,000 per Fund
     the Funds including assistance and review                                          during the
     with excise tax distributions.                                                    Pre-Approval
                                                                                          Period

     Review of IRC Sections 851(b) and 817(h)           /X/                             Not to exceed
     diversification testing on a real-time basis                                     $2,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

     Review of year-end reporting for 1099's            /X/                             Not to exceed
                                                                                       $800 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

     Tax assistance and advice regarding statutory,     /X/             /X/             Not to exceed
     regulatory or administrative developments                                         $5,000 for the
                                                                                      Funds or for the
                                                                                     Funds' investment
                                                                                       adviser during
                                                                                      the Pre-Approval
                                                                                           Period

     International tax services (e.g., Taiwan and       /X/                             Not to exceed
     India)                                                                           $5,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

     Tax training courses                               /X/                             Not to exceed
                                                                                     $2,000 per course
                                                                                        during the
                                                                                       Pre-Approval
                                                                                         Period

     Service

                                                                        FUND
                                                    THE FUND(S)      AFFILIATES          FEE RANGE
     ---------------------------------------------------------------------------------------------------
     Tax services associated with Fund mergers          /X/                             Not to exceed
                                                                                      $8,000 per merger
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

     Tax services related to the preparation of         /X/                             Not to exceed
     annual PFIC statements and annual Form 5471                                        $18,000 during
     (Controlled Foreign Corporation) for                                             the Pre-Approval
     structured finance vehicles                                                           Period

     Tax services related to CLOs and CBOs              /X/                             Not to exceed
                                                                                         $15,000 per
                                                                                          quarter

     Appendix D
     Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

     Service

                                                    THE FUND(S)   FUND AFFILIATES        FEE RANGE
     ---------------------------------------------------------------------------------------------------
     Agreed-upon procedures for Class B share                          /X/              Not to exceed
     12b-1 programs                                                                    $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

     AIMR assistance, and/or verification of                           /X/              Not to exceed
     composites                                                                        $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                           Period

     Security counts performed pursuant to Rule         /X/                             Not to exceed
     17f-2 of the 1940 Act (I.E., counts for                                           $5,000 per Fund
     Funds holding securities with affiliated                                            during the
     sub-custodians)                                                                   Pre-Approval
                                                                                          Period

     Appendix E

     Prohibited Non-Audit Services
     Dated:       200X

         - Bookkeeping or other services related to the accounting records or financial statements of the Funds

         -  Financial information systems design and implementation

         - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         -  Actuarial services

         -  Internal audit outsourcing services

         -  Management functions

         -  Human resources

         -  Broker-dealer, investment adviser, or investment banking services

         -  Legal services

         -  Expert services unrelated to the audit

         - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

          100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

          Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $340,873 for year ended February 29, 2004 and $370,768 for fiscal year ended February 28, 2003.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a. The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, David W.C. Putnam, Blaine E. Rieke, Roger B. Vincent, Richard A. Wedemeyer.

b.   Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

I.        INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.       VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.      DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.       APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.        VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

                                 ROUTINE MATTERS

          The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

          B.   Matters Requiring Case-by-Case Consideration

          The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

          Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment
          Professional(s), as well as from any other source or service.

          The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

               1.   Votes in Accordance with Agent Recommendation

               In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

               2.   Non-Votes

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

               If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

               If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

               4.   Referrals to a Fund's Valuation and Proxy Voting Committee

               A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.       CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.      REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

Effective as of July 10, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended


I.        INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity
          Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.       ROLES AND RESPONSIBILITIES

          A.   Proxy Coordinator

          The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

          B.   Agent

          An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

          The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

          The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

          C.   Proxy Group

          The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

          A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

          A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

          For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

          If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

          D.   Investment Professionals

          The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.      VOTING PROCEDURES

          A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

                                 ROUTINE MATTERS

          The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

          C.   Matters Requiring Case-by-Case Consideration

          The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

          Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment
          Professional(s), as well as from any other source or service.

          The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

               1.   Votes in Accordance with Agent Recommendation

               In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

               2.   Non-Votes

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.       CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.        REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

       NAME                                TITLE OR AFFILIATION
Stanley D. Vyner            Chief Investment Risk Officer and Executive Vice
                            President of ING Investments, LLC

Karla J. Bos                Acting Proxy Coordinator

Maria Anderson              Assistant Vice President - Manager Fund Compliance
                            of ING Funds Services, LLC

Michael J. Roland           Executive Vice President and Chief Financial Officer
                            of ING Investments, LLC

Todd Modic                  Vice President of Financial Reporting - Fund
                            Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.     Counsel, ING Americas US Legal Services

Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

                                 I. INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.       GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

1.        THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS
Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

AGE LIMITS
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered.

2.        PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.        AUDITORS
RATIFYING AUDITORS
Generally, vote FOR proposals to ratify auditors.

NON-AUDIT SERVICES
Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.        PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Generally, vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.        TENDER OFFER DEFENSES
POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.        MISCELLANEOUS GOVERNANCE PROVISIONS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
      - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
      -   If the dissidents agree, the policy remains in place.
      - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS
Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

7.        CAPITAL STRUCTURE
COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.        EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
     Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

9.        STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

10.       MERGERS AND CORPORATE RESTRUCTURINGS
MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.       MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.       SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

13.       GLOBAL PROXIES
While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:

      -   the opening of the shareholder meeting
      -   that the meeting has been convened under local regulatory requirements
      -   the presence of quorum
      -   the agenda for the shareholder meeting

      -   the election of the chair of the meeting
      -   the appointment of shareholders to co-sign the minutes of the meeting
      -   regulatory filings (E.G., to effect approved share issuances)
      - the designation of inspector or shareholder representative(s) of minutes of meeting
      - the designation of two shareholders to approve and sign minutes of meeting
      -   the allowance of questions
      -   the publication of minutes
      -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR REMUNERATION
CONSIDER DIRECTOR COMPENSATION PLANS ON A CASE-BY-CASE BASIS. GENERALLY, VOTE FOR PROPOSALS TO APPROVE THE REMUNERATION OF DIRECTORS AS LONG AS THE AMOUNT IS NOT EXCESSIVE AND THERE IS NO EVIDENCE OF ABUSE.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
      -   it is editorial in nature;
      -   shareholder rights are protected;
      -   there is negligible or positive impact on shareholder value;
      -   management provides adequate reasons for the amendments; and
      -   the company is required to do so by law (if applicable).

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Prime Rate Trust


By  /s/ James M. Hennessy
   ------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date   May 5, 2004
      ---------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ James M. Hennessy
   ------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date    May 5, 2004
       --------------------------------------


By  /s/ Michael J. Roland
   ------------------------------------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date   May 5, 2004
      ---------------------------------------